UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AYRO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

November 9, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AYRO, Inc. to be held at 12:00 p.m., New York time, on December 17, 2020. The annual meeting will be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/AYRO2020.

In light of public health concerns regarding the coronavirus outbreak, this year’s annual meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the annual meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the annual meeting by visiting www.proxyvote.com, and during the annual meeting by visiting www.virtualshareholdermeeting.com/AYRO2020. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders, proxy card or voting instruction form you received. If you encounter any difficulties accessing the virtual annual meeting, please call the technical support number available on the virtual meeting page on the morning of the annual meeting.

Your vote is very important. Whether or not you expect to be present at the annual meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the annual meeting. As an alternative to voting during the annual meeting, you may vote online, by phone or by mail by following the instructions on the enclosed proxy card. Voting online or by phone or written proxy ensures your representation at the annual meeting regardless of whether you attend the virtual meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the annual meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the annual meeting. On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting virtually.

If you plan to virtually attend the annual meeting, you will need the 16-digit control number on the enclosed proxy card or on the instructions that accompany your proxy materials. The annual meeting will begin promptly at 12:00 p.m., New York time. Online check-in will begin at 11:45 a.m., New York time, and you should allow ample time for the online check-in procedures.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 17, 2020:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2019 Annual Report to Stockholders are available at:

www.proxyvote.com

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 17, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of AYRO, Inc., a Delaware corporation (the “Company”) will be held at 12:00 p.m., New York time, on December 17, 2020, virtually only via live webcast over the Internet at www.virtualshareholdermeeting.com/AYRO2020. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve on our board of directors for a term of one year or until their successors are elected and qualified, for which the following are nominees: Rodney C. Keller, Jr., Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.
(2)	Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
(3)	Approval, on an advisory basis, of the compensation paid to our named executive officers.
(4)	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers.
(5)	Approval of the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 1,800,000, to a total of 4,089,650 shares.
(6)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote “FOR” Proposals 1-3 and 5 and “FOR” the option of “every three years” for Proposal 4.

In light of public health concerns regarding the coronavirus outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to vote and submit questions electronically prior to the Annual Meeting by visiting www.proxyvote.com, and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2020, and entering the 16-digit control number included on the enclosed proxy card or on the instructions that accompany your proxy materials. Specific instructions for accessing the meeting are provided in the enclosed Notice of Annual Meeting of Stockholders, proxy card or voting instruction form you received.

The board of directors has fixed the close of business on November 2, 2020 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our common stock and our preferred stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our common stock and our Series H-6 Convertible Preferred Stock, subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock, are entitled to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will also be available for viewing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AYRO2020.

You can vote virtually during the Annual Meeting by use of a proxy card if you receive a printed copy of our proxy materials, or via the Internet or telephone as indicated on the proxy card. If you hold shares of our common stock as the stockholder of record, then you have the right to vote those shares at the Annual Meeting. If you are a beneficial owner and hold shares of our common stock in street name, then you can vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm, or other nominee and are not required to take any additional action to obtain a legal proxy. Please follow the instructions at www.virtualshareholdermeeting.com/AYRO2020 in order to vote your shares during the Annual Meeting, whether you hold your shares of record or in street name.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. PLEASE VOTE IN ONE OF THESE WAYS:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE noted on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting virtually and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Rodney C. Keller, Jr.
Rodney C. Keller, Jr.
President and Chief Executive Officer

November 9, 2020

i

AYRO, INC.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, Texas 78664

Telephone: (512) 994-4917

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2020

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “AYRO” refer to AYRO, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock and preferred stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors (the “Board”) on behalf of AYRO, Inc., a Delaware corporation, to be voted at the 2020 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/AYRO2020, on December 17, 2020 at 12:00 p.m., New York time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any postponement(s), adjournment(s) or recess(es) thereof. This Proxy Statement and accompanying form of proxy are dated November 9, 2020. On or about November 9, 2020, we commenced mailing of copies of the proxy materials to stockholders.

The executive offices of the Company are located at, and the mailing address of the Company is, 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 17, 2020:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2019 Annual Report to Stockholders are available at:

www.proxyvote.com

1

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including the following:

(1)	Election of seven directors to serve on our Board for a term of one year or until their successors are elected and qualified, for which the following are nominees: Rodney C. Keller, Jr., Joshua Silverman, Wayne R. Walker, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman (“Proposal 1”).
(2)	Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).
(3)	Approval, on an advisory basis, of the compensation paid to our named executive officers (“Proposal 3”).
(4)	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers (“Proposal 4”).
(5)	Approval of the First Amendment to the 2020 AYRO, Inc. Long-Term Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 1,800,000, to a total of 4,089,650 shares (“Proposal 5”).
(6)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664, Attn: Curt Smith or call (512) 643-1256. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Curt Smith at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive, or vote by telephone or Internet in accordance with the instructions set forth thereon, to ensure that all your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on November 2, 2020 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. Only holders of record at the close of business on the Record Date of shares of our common stock and preferred stock are entitled to receive notice of the Annual Meeting. Only holders of record at the close of business on the Record Date of shares of our common stock and our Series H-6 Convertible Preferred Stock (“Series H-6 Preferred Stock”), subject to the terms of the Certificate of Designations, Preferences and Rights of the Series H-6 Convertible Preferred Stock, are entitled to vote, as a single class, at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. On the Record Date, 24,298,333 shares of common stock were issued and outstanding. On the Record Date, 50 shares of Series H-6 Preferred Stock, which are convertible into 1,440 shares of common stock, were issued and outstanding, and after application of the conversion price applicable for determination of the maximum number of votes a holder of Series H-6 Preferred Stock is entitled to cast pursuant to the terms of the Series H-6 Preferred Stock, subject also to the beneficial ownership limitation, as set forth in the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, holders of Series H-6 Preferred Stock are entitled to an aggregate of 922 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

The holders of common stock and Series H-6 Preferred Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, voting together as a single class on all matters described in this Proxy Statement. On the Record Date, such holders held total voting power of 24,299,255 shares.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Each holder of Series H-6 Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the Series H-6 Preferred Stock beneficially owned by such holder are convertible as of the Record Date (subject to the 9.99% beneficial ownership limitations) on all matters presented to the stockholders, voting together with the holders of common stock as a single class; however, pursuant to the terms of the Series H-6 Preferred Stock as set forth in the Certificate of Designations, Preferences and Rights of the Series H-6 Preferred Stock, holders of Series H-6 Preferred Stock in no event shall be permitted to exercise a greater number of votes than such holders would have been entitled to cast if the Series H-6 Preferred Stock had immediately been converted into shares of common stock at a conversion price equal to $3.90. Accordingly, each holder of Series H-6 Preferred Stock is entitled to exercise votes for approximately 18.46 shares for each share of Series H-6 Preferred Stock held.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of no less than 33 1/3% of the outstanding shares of the Company’s capital stock entitled to vote is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Issuer Direct Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”), and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 2 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1, Proposal 3, Proposal 4 or Proposal 5.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote by proxy, you must do one of the following:

●	USE THE TOLL-FREE NUMBER shown on your proxy card;
●	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or
●	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joshua Silverman, Chairman of the Board, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

4

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.
Proposals 2-3:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.
Proposal 4:	You may vote to choose an advisory vote on executive compensation every one, two or three years or to abstain from voting on the proposal.
Proposal 5:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposals 1, 2, 3 and 5, and “FOR” the option of every three years for Proposal 4.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposals 1, 2, 3 and 5, and “FOR” the option of every three years for Proposal 4.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1, Proposal 3, Proposal 4 and Proposal 5, but will be able to vote those shares with respect to Proposal 2. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.
●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.
●	Giving written notice of revocation to the Company addressed to Curt Smith, Chief Financial Officer, at the Company’s address above, which notice must be received before noon, New York time on December 16, 2020.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Assuming the presence of a quorum, approval of Proposals 2 and 3 will require the affirmative vote of a majority of the voting power of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on such proposals. Assuming the presence of a quorum, approval of Proposal 5 will require approval of a majority of the votes cast on the proposal. For Proposal 4, the number of years (1, 2 or 3) that receives the highest number of votes represented in person or by proxy at the Annual Meeting and entitled to vote will be deemed to be preferred by our stockholders. Please note that the vote on Proposal 3 and Proposal 4 are non-binding advisory votes.

How are abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Votes withheld will have no effect with respect to the election of directors (Proposal 1). Abstentions will have the same effect as a vote against the ratification of the independent registered public accounting firm (Proposal 2) and the approval of the advisory vote on executive compensation (Proposal 3). Abstentions will have no effect with respect to the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers (Proposal 4) or on the approval of the First Amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan (Proposal 5).

5

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposals 1, 2, 3, 4 or 5.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2014 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes.

As further described in “PROPOSAL 4: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION TO BE PAID TO OUR NAMED EXECUTIVE OFFICERS,” the Board is asking the Company’s stockholders to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future Say-on-Pay proposals, as required by Section 14A. Subject to adoption by the Board of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to Proposal 4 or otherwise, the Company currently expects to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2023.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs associated with asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Curt Smith by email at curt.smith@ayro.com or phone at (512) 643-1256.

6

PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of seven members. Our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Rodney C. Keller, Joshua Silverman, Sebastian Giordano, Greg Schiffman, Zvi Joseph, George Devlin and Wayne R. Walker for election at the Annual Meeting for a term of one year to serve until the 2021 annual meeting of stockholders, or until their respective successors have been elected and qualified. The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions of the director nominees and each director:

Name	Age	Position with the Company
Rodney C. Keller, Jr.	61	President and Chief Executive Officer
Joshua Silverman	49	Chairman of the Board
Sebastian Giordano	62	Director
Greg Schiffman	62	Director
Zvi Joseph	53	Director
George Devlin	66	Director
Wayne R. Walker	61	Director Nominee

The following sets forth biographical information and the qualifications and skills for each director nominee:

Rodney C. Keller, Jr. Mr. Keller, in addition to his roles as the Company’s President, Chief Executive Officer and a member of the Board, served as chief executive officer, president and director of Private AYRO (as defined and described in “CORPORATE GOVERANCE—Board Composition” below) from November 2017. Mr. Keller is an accomplished executive with domestic and international experience in sales, marketing, operations, profit and loss oversight, multi-channel product distribution involving both start-up and growth organizations. Prior to joining Private AYRO, Mr. Keller was a partner with Odgers Berndtson, a global leader in executive search, leadership services and talent management from January 2016 to November 2017. From April 2013 until January 2016, Mr. Keller served as the president of Segway Inc. During Mr. Keller’s tenure as the president, Segway Inc. more than doubled its revenues, and Mr. Keller led the sale of the company to Beijing-based Ninebot in China, the resulting company becoming a global leader in intelligent short-distance electric personal transportation solutions. From January 2012 to April 2013, Mr. Keller served as president and chief executive officer of T3 Motion, which was a Nasdaq-listed company during his tenure, a producer of job-specific, 3-wheeled electric-vehicles primarily serving law enforcement and private security applications. From August 2010 to January 2012, Mr. Keller was vice president and general manager of DIRECTV’s commercial business. During Mr. Keller’s tenure this business grew more than 20% annually. From January 2007 to August 2010, Mr. Keller was president and chief executive officer of Siemens Home and Office Communications business in North America. During his service, Mr. Keller more than doubled revenues while expanding Siemen’s retail and internet footprint with some of the largest retailers in North America. From January 2005 to January 2007, Mr. Keller was president and chief executive officer of Augmentix, a venture capital-backed company building ruggedized servers and notebooks based on Dell Inc.’s platform of computing solutions, which was subsequently sold to Dell. From 1996 until January 2004, Mr. Keller held different management roles in Toshiba America Information Systems. Mr. Keller is a Distinguished Alumnus of Texas State University, a Trustee for the Development Foundation of Texas State University and member of the McCoy College Advisory Council at Texas State University since 1987.

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Joshua Silverman. Mr. Silverman served as a member of the DropCar Board of Directors since the completion of the business combination with Private DropCar and DC Acquisition Corporation, pursuant to which Private DropCar became a wholly owned subsidiary of WPCS International Incorporated (“WPCS”), which then changed its name to DropCar on January 30, 2018 (the “2018 Merger”) and, prior to that time, served as a director of WPCS since August 2016, and has continued to serve as a director following the Merger with Private AYRO (as defined and described in “CORPORATE GOVERANCE—Board Composition” below). Mr. Silverman currently serves as the Managing Member of Parkfield Funding LLC. Mr. Silverman was the co-founder and a Principal and Managing Partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as Co-Chief Investment Officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies to solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of the United States. Mr. Silverman currently serves as a director of Protagenic Therapeutics, Neurotrope, Inc., and TapImmune Inc., all of which are public companies. He previously served as a Director of National Holdings Corporation from July 2014 through August 2016, MGT Capital Investments, Inc. from December 2014 to May 2016, and Alanco Technologies Inc. from March 2016 through August 2016. Mr. Silverman received his B.A. from Lehigh University in 1992. Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and as a director of numerous public companies.

Sebastian Giordano. Mr. Giordano served as a member of the DropCar Board of Directors since the closing of the 2018 Merger and, prior to that time, served as a director of WPCS since February 2013, and has continued to serve as a director following the Merger with Private AYRO. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the 2018 Merger. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

Greg Schiffman. Mr. Schiffman served as a member of the DropCar Board of Directors since the closing of the 2018 Merger and has continued to serve as a director following the Merger with Private AYRO. Mr. Schiffman has served as the Chief Financial Officer of privately-held AbSci, LLC since April 2020. He previously served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He also previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, and Dendreon Corporation, from December 2006 through December 2013. He currently serves on the boards of directors of several private companies. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph. Mr. Joseph served as a member of the DropCar Board of Directors since the closing of the 2018 Merger, and has continued to serve as a director following the Merger with Private AYRO. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business. Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

George Devlin. Mr. Devlin has, since 2007, managed his own consulting business, Venture Connections, primarily focused on helping early stage companies with fundraising, commercialization and strategic planning. From 2005 to 2007, Mr. Devlin worked in operations at Texas Pacific Group (TPG – Private Equity), where he supported deal partners on due diligence and transformation activities involved in deals. From 2002 to 2005, Mr. Devlin served as Chief Executive Officer of Vivecon, a Stanford University start-up in Supply Chain Risk Management solutions. From 2001 to 2002, he served as Chief Operations Officer of Converge, Inc. From 1998 to 2001, Mr. Devlin worked at Compaq Computer Corporation, eventually holding the post of Senior Vice President of Global Operations based in Houston, Texas. He is a native of Scotland and graduated with a Business Studies diploma and a post-graduate diploma in Human Resources from Glasgow Polytechnic, now called Caledonian University. Mr. Devlin’s international experience and expertise, ranging from a successful career as an executive in a major global corporation (supply chain and operations) to becoming an entrepreneur and helping many early stage start-up technology companies globally, qualify him as a valuable addition to the Board.

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Wayne R. Walker. Mr. Walker has over 35 years of experience in corporate governance, turnaround management, corporate restructuring and bankruptcy matters. In 1998, Mr. Walker founded Walker Nell Partners, Inc., an international business consulting firm, and has served as its president from its founding to the present. Before founding Walker Nell Partners, Inc., Mr. Walker worked for 15 years at the DuPont Company in Wilmington, Delaware in the Securities and Bankruptcy group, where he worked in the Corporate Secretary’s office and served as Senior Counsel. From 2018 to the present, Mr. Walker has served as a director of Wrap Technologies, Inc., an innovator of modern policing solutions, where he also serves as Chair of the Nominating and Governance Committee and of the Compensation Committee. From 2018 to the present, Mr. Walker has served as a director of Pitcairn Company and as the Chair of its Compensation Committee. From 2013 to 2014, Mr. Walker served as Chairman of the Board of Directors of BridgeStreet Worldwide, Inc., a global provider of extending corporate housing. From 2016 to 2018, Mr. Walker served as Chairman of the Board of Directors of Last Call Operating Companies, an owner of various national restaurants. From 2013 to 2020, Mr. Walker served as Chairman of the Board of Trustees of National Philanthropic Trust, a public charity. From 2018 to 2020, Mr. Walker served as Vice President of the Board of Education of the City of Philadelphia. Mr. Walker has also served on the board of directors for the following companies and foundations: Seaborne Airlines, Inc., Green Flash Brewery, Inc., and Eagleville Hospital and Foundation. Mr. Walker has a Doctor of Jurisprudence from Catholic University (Washington, DC) and a Bachelor of Arts from Loyola University (New Orleans). He is an attorney licensed by the State Bar of Georgia. He is a member of the State Bar Association of Georgia, American Bar Association, American Bankruptcy Institute and Turnaround Management Association.

The Board regards all of the individuals above as competent professionals with many years of experience in the business community. The Board believes that the overall experience and knowledge of the members of Board will contribute to the overall success of our business.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. Six of the seven director nominees are presently directors of the Company.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Vote Required

The seven director nominees who receive the most votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected.

The Board recommends a vote FOR the director nominees.

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CORPORATE GOVERNANCE

AYRO, Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Corporate Code of Conduct and Ethics and Whistleblower Policy

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to all of our associates, as well as each of our directors and certain persons performing services for us. The Corporate Code of Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Corporate Code of Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Corporate Code of Conduct and Ethics and Whistleblower Policy is available on our website at https://ayro.com/ in the “Governance” section found under the “Investors” tab. We intend to disclose any amendments to, or waivers from, our Corporate Code of Conduct and Ethics and Whistleblower Policy at the same website address provided above.

Board Composition

On January 30, 2018, the Company completed its business combination with DropCar, Inc. (“Private DropCar”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 6, 2017, as subsequently amended, by and among us, DC Acquisition Corporation (“WPCS Merger Sub”), and Private DropCar, pursuant to which WPCS Merger Sub merged with and into Private DropCar, with Private DropCar surviving as the Company’s wholly owned subsidiary (the “2018 Merger”). On January 30, 2018, immediately after completion of the 2018 Merger, the Company changed its name to “DropCar, Inc.”

On May 28, 2020, pursuant to the Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among the Company, ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating Company, a Delaware corporation previously known as AYRO, Inc. (“Private AYRO”), Merger Sub was merged with and into Private AYRO, with Private AYRO continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Upon completion of the Merger on May 28, 2020, the Company changed its name to “AYRO, Inc.” Immediately prior to the effective time of the Merger, the Board consisted of Spencer Richardson, David Newman, Joshua Silverman, Sebastian Giordano, Zvi Joseph, Solomon Mayer, and Greg Schiffman. At the effective time of the Merger, David Newman, the Company’s former Chief Business Development Officer and a former director of the Board, Spencer Richardson, the Company’s former Chief Executive Officer and a former director of the Board, and Solomon Mayer, a former director of the Board, all tendered their resignations from their respective positions as officers and directors of the Company. These letters did not contain any statements describing disagreements with the Company related to its operations, policies or practices, nor did any disagreements lead to their resignation. Pursuant to the terms of the Merger Agreement, the Board appointed Rodney C. Keller, Jr., George Devlin and Mark Adams, who were members of Private AYRO’s board of directors immediately prior to the effective time of the Merger, to the Board at the effective time of the Merger. Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. Any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. As of November 9, 2020, the Board consists of Rodney C. Keller, Jr., Joshua Silverman, Mark Adams, George Devlin, Sebastian Giordano, Zvi Joseph, and Greg Schiffman.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. The Company values diversity on a Company-wide basis and seeks to achieve a mix of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the Board does not establish specific goals with respect to diversity, the Board’s overall diversity is a significant consideration in the director nomination process. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

We are currently listed on the NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director and director nominee concerning his background, employment, and affiliations, including family relationships, we have determined that our current directors Messrs. Silverman, Schiffman, Joseph, Devlin and Adams, and a director nominee, Walker, have no material relationship with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the NASDAQ Listing Rules. We also determined that a former director of the Board, Mayer, during the time he served on the Board, had no such material relationship with us.

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Board Committees, Meetings and Attendance

During the fiscal year ended December 31, 2019, the Board held 21 meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2019, each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member, except Brian Harrington, who resigned on February 6, 2019.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at https://ayro.com/ in the “Governance” section under “Investors.”

As of November 9, 2020, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Joshua Silverman*	Member	Member	Chairman
Greg Schiffman	Chairman	Member	Member
Zvi Joseph	Member	Chairman	Member

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;
●	reviewing the proposed scope and results of the audit;
●	reviewing and pre-approving audit and non-audit fees and services;
●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;
●	reviewing and approving transactions between us and our directors, officers and affiliates;
●	recognizing and preventing prohibited non-audit services;
●	establishing procedures for complaints received by us regarding accounting matters;
●	overseeing internal audit functions, if any; and
●	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Greg Schiffman (chairman), Zvi Joseph and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Greg Schiffman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2019, the Audit Committee, which consisted of Greg Schiffman, Zvi Joseph and Solomon Mayer, held 4 meetings.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;
●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;
●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administering our stock incentive plans; and
●	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

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Our Compensation Committee is composed of Greg Schiffman, Zvi Joseph (chairman) and Joshua Silverman. Our Board has determined that Messrs. Schiffman, Joseph and Silverman are independent in accordance with NASDAQ Rules. The Compensation Committee has the authority to delegate to subcommittees of the Compensation Committee any of the responsibilities of the full committee. During the fiscal year ended December 31, 2019, the Compensation Committee, which consisted of Zvi Joseph and Solomon Mayer, held 7 meetings. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2019.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;
●	reviewing each director and nominee annually;
●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;
●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;
●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;
●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and
●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Greg Schiffman, Zvi Joseph and Joshua Silverman (chairman). During the fiscal year ended December 31, 2019, the Nominating Committee, which consisted of Zvi Joseph and Solomon Mayer, held 2 meetings.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2019.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;
●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and
●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

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Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer are filled by two separate individuals. Mr. Silverman currently serves as our Chairman of the Board, and Mr. Keller currently serves as our principal executive officer. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Family Relationships

There are no family relationships amongst our directors and executive officers, or person nominated or chosen by the Company to become a director or executive officer.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

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DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation earned by the non-employee directors during the year ended December 31, 2019 for services to the Company. At the effective time of the Merger on May 28, 2020, David Newman, the Company’s former Chief Business Development Officer and a former director of the Board, Spencer Richardson, the Company’s former Chief Executive Officer and a former director of the Board, and Solomon Mayer, a former director of the Board, all tendered their resignations from their respective positions as officers and directors of the Company.

Effective as of 6:05 pm Eastern Time on May 26, 2020, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio of one share for ten shares. Immediately following the reverse stock split, we issued a stock dividend of one share of the Company’s common stock for each outstanding share of common stock to all holders of record immediately following the effective time of the reverse stock split. The net result of the reverse stock split and the stock dividend was a 1-for-5 reverse stock split (the “Reverse Split”). The stock awards listed below have been adjusted to give effect to the Reverse Split.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All other compensation	Total ($)
Brian Harrington (2)	3,036	-	-	3,036
Greg Schiffman	50,741	25,000		75,741
Joshua Silverman	147,391	-	-	147,391
Sebastian Giordano (3)	76,261	-	33,774	100,035
Solomon Mayer	75,741	-	-	75,741
Zvi Joseph	75,741	-	-	75,741

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 of the financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2020, and as amended by the Company’s Form 10-K/A filed with the SEC on April 10, 2020.
(2)	Mr. Harrington served as director until February 6, 2019.
(3)	Mr. Giordano earned $147,754 through the consulting agreement between the Company and Ascentaur, LLC. $90,000 of these earnings was tied to the successful sale of WPCS Suisun City International Inc. in December 2018. Mr. Giordano earned $33,333 through the consulting agreement between the Company and Ascentaur, LLC in 2019 and received an additional $441 for reimbursed expenses.

From January 31, 2018 through May 14, 2018, the Board earned cash compensation at the rate of $2,000 per month. Effective on May 15, 2018, the Company’s directors’ received annual compensation of $30,000 and the Chairperson received annual compensation of $120,000 per year for their service on the Board, with the exception that Mr. Giordano’s compensation was addressed through the consulting arrangement between Ascentaur LLC and the Company through March 10, 2019. Additionally, in May of 2018, option grants were awarded based upon the value of $30,000 for the Chairperson and $20,000 for the other non-employee directors.

On July 30, 2019, the Board approved of certain modifications to director compensation. As consideration for services to the Board, the Chairman of the Board received (i) an annual cash retainer equal to $90,000 and, as compensation for the period from February 1, 2019 through January 31, 2020, a grant of shares of restricted stock in an amount equal to $60,000 and (ii) each non-Chairman member of the Board receives an annual cash retainer equal to $30,000 and, as compensation for the period from February 1, 2019 through January 31, 2020, a grant of shares of restricted stock in an amount equal to $50,000, each to be paid as determined by the Compensation Committee.

Due to the limited number of shares available for grant pursuant to the DropCar, Inc. Amended and Restated 2014 Equity Incentive Plan, the restricted stock grants referred to in the foregoing paragraph could not be granted in full in fiscal 2019. Mr. Schiffman received a grant of 6,330 shares of restricted stock, which represented half of the shares of common stock Mr. Schiffman was entitled to receive. The shares vested on the date of grant. None of the other non-employee directors received a grant of restricted stock.

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In January 2020, the Board entered into letter agreements with each non-executive member of the Board to address the restricted stock grants. In lieu of such grants, the Company and each non-employee director agreed that upon (i) a merger or consolidation with another entity where the Company retains more than 50% of the outstanding voting securities of the Company or (ii) the consummation of a change of control prior to November 14, 2020, each non-employee director will receive a transaction payment, payable in cash, shares of the Company’s common stock or shares of a successor company’s common stock, at the discretion of the Company (each, a “Transaction Payment”). Mr. Silverman would receive a Transaction Payment equal to $60,000, Mr. Schiffman would receive a Transaction Payment equal to $25,000 (which reflects that the other half of his $50,000 compensation was already paid in the form of a restricted stock grant) and all other non-employee directors would receive a Transaction Payment equal to $50,000. Pursuant to such agreements, the Company granted the following shares prior to the Merger on May 28, 2020:

Name	Number of Shares
Joshua Silverman	9,756
Zvi Joseph	8,130
Sebastian Giordano	8,130
Solomon Mayer	8,130
Greg Schiffman	4,065

On September 29, 2020, the Board approved annual director compensation, which was prorated based on the number of days in such annual director compensation cycle beginning on May 28, 2020, the closing date of the Merger. The Board approved the following annual cash retainer fees for the members of the Board: (A) to each non-executive director, an annual cash retainer fee of $45,000; (B) to the chairman of the Board, an additional annual cash retainer fee of $80,000; (C) to the chair of each Board committee, additional cash compensation as follows: (x) $12,500 to the Audit Committee Chair, (y) $11,500 to the Compensation Committee Chair, and (z) $8,000 to the Nominating and Governance Committee Chair. Additionally, on September 29, 2020, the following Company directors were granted restricted stock, as shown in the following table:

Director	Awarded Shares	Vesting Schedule
Josh Silverman	5,668	See (1) below
Josh Silverman	116,879	See (2) below
Mark Adams	42,612	See (2) below
George Devlin	42,612	See (2) below
Sebastian Giordano	4,723	See (1) below
Sebastian Giordano	73,050	See (2) below
Zvi Joseph	2,362	See (1) below
Zvi Joseph	73,050	See (2) below
Greg Schiffman	2,362	See (1) below
Greg Schiffman	73,050	See (2) below

1)	Fully vested on the grant date.
2)	Fully vested on December 31, 2020, provided that the director has continuously provided services to the Company through that date.

15

Director Compensation – Private AYRO

The following table presents the total compensation for each person who served as a member of Private AYRO’s board of directors during the year ended December 31, 2019. Other than as set forth in the table and described more fully below, Private AYRO did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of Private AYRO’s board of directors in 2019.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (1)		Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Christian Okonsky	—	—	$95,000	(2)	—	—	—	$95,000
Mark Adams	—	—	$71,250	(3)	—	—	—	$71,250

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 11 to Private AYRO’s consolidated financial statements (unaudited) for the year ended December 31, 2019, as set forth in the Company’s Amendment No. 1 to Form S-4, filed with the SEC on April 24, 2020.

(2)	As of December 31, 2019, Mr. Okonsky had outstanding options representing the right to purchase 300,000 shares of Private AYRO common stock. At the effective time of the Merger, each issued and outstanding share of the Private AYRO’s common stock, including shares underlying Private AYRO’s outstanding equity awards and warrants, was converted into the right to receive 1.3634 shares (the “Exchange Ratio”) of the Company’s common stock, followed by the Reverse Split. After giving effect to the Exchange Ratio and the Reverse Split, such options were converted into the right to receive 81,804 shares of Company common stock.
(3)	As of December 31, 2019, Mr. Adams had outstanding options representing the right to purchase 225,000 shares of Private AYRO common stock. After giving effect to the Exchange Ratio and the Reverse Split, such options were converted into the right to receive 61,353 shares of Company common stock

Prior to the Merger, Private AYRO directors were compensated for board service by annual option grants under the Private AYRO Equity Plan. Options vested twenty-five percent (25%) per quarter for board service from the date of grant. The chairman of the board of directors was granted 100,000 per year of service, and other directors were granted 75,000 shares per quarter for board service. Such grant for the year 2019 was made on February 15, 2019. After giving effect to the Exchange Ratio and the Reverse Split, such options were converted to options to receive 27,268 shares and 20,451 shares of Company common stock, respectively, at exercise price of $3.48 per share.

The compensation received by Mr. Keller as an officer and director of Private AYRO is presented in “Summary Compensation Table – Private AYRO” on page 22 of this Proxy Statement.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of November 2, 2020 by:

●	each person known by us to beneficially own more than 5.0% of our common stock;
●	each of our directors and nominees;
●	each of the named executive officers of the Company and Private AYRO; and
●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address, unless otherwise specified in the notes below, is c/o AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. As of November 2, 2020, we had 24,298,333 shares of common stock outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
Named Executive Officers, Directors and Director Nominee
Mark Adams (2)	1,483,005	6.1%
Paul Commons (3)	—	*%
George Devlin (4)	64,428	*%
Sebastian Giordano (5)	85,903	*%
Brian Groh (6)	110,683	*%
Zvi Joseph (7)	79,478	*%
Rodney C. Keller, Jr. (8)	1,551,114	6.2%
David Newman (9)	49,492	*%
Richard Perley (10)	144,768	*%
Spencer Richardson (11)	48,786	*%
Joshua Silverman (12)	133,475	*%
Greg Schiffman (13)	79,478	*%
Curt Smith (14)	333,514	1.4%
Wayne R. Walker	—	*%
All Current Executive Officers and Directors as a Group	4,065,846	15.7%

*	represents ownership of less than 1%.
(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 2, 2020. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(2)	Mr. Adams’ total includes 1,421,652 shares of common stock and options to purchase 61,353 shares of common stock that are exercisable within 60 days of November 2, 2020.
(3)	Mr. Commons’ employment was terminated effective February 28, 2019.
(4)	Mr. Devlin’s total includes 64,428 shares of common stock.
(5)	Mr. Giordano’s total includes 85,903 shares of common stock.
(6)	Mr. Groh’s total includes options to purchase 110,683 shares of common stock that are exercisable within 60 days of November 2, 2020.
(7)	Mr. Joseph’s total includes 79,478 shares of common stock.
(8)	Mr. Keller’s total includes 651,250 shares of common stock and options to purchase 899,864 shares of common stock that are exercisable within 60 days of November 2, 2020.
(9)	Mr. Newman’s total includes 49,492 shares of common stock. Mr. Newman served as Chief Business Development Officer of DropCar until his resignation at the effective time of the Merger on May 28, 2020.
(10)	Mr. Perley’s total includes options to purchase 144,768 shares of common stock that are exercisable within 60 days of November 2, 2020.
(11)	Mr. Richardson’s total includes 48,786 shares of common stock. Mr. Richardson served as Chief Executive Officer of DropCar until his resignation at the effective time of the Merger on May 28, 2020.
(12)	Mr. Silverman’s total includes 133,475 shares of common stock.
(13)	Mr. Schiffman’s total includes 79,478 shares of common stock.
(14)	Mr. Smith’s total includes options to purchase 333,514 shares of common stock that are exercisable within 60 days of November 2, 2020.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Corporate Code of Conduct and Ethics and Whistleblower Policy, which applies to all of our associates, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Corporate Code of Conduct and Ethics and Whistleblower Policy. The share amounts described below take into account the Exchange Ratio and the Reverse Split.

Related Party Transactions

Sale of Suisun City Operations

On December 24, 2018, the Company completed the sale of WPCS International – Suisun City, Inc. (the “Suisun City Operations”), pursuant to the terms of a stock purchase agreement, dated December 10, 2018, by and between the Company and World Professional Cabling Systems, LLC, a California limited liability company. Upon the closing of the sale, the purchaser acquired all of the issued and outstanding shares of common stock, no par value per share, of Suisun City Operations, for an aggregate purchase price of $3,500,000.

Ascentaur LLC Agreement

On July 11, 2018, the Company entered into a consulting agreement with Ascentaur, LLC (“Ascentaur”). Sebastian Giordano is the Chief Executive Officer of Ascentaur. Pursuant to the terms of the consulting agreement, Ascentaur has agreed to provide advisory services with respect to the strategic development and growth of the Company, including advising the Company on market strategy and overall strategy, advising the Company on the sale of its Suisun City Operations business segment, providing assistance to the Company in identifying and recruiting prospective employees, customers, business partners, investors and advisors that offer desirable administrative, financing, investment, technical, marketing and/or strategic expertise, and performing such other services pertaining to the Company’s business as the Company and Ascentaur may from time to time mutually agree. As consideration for its services under the consulting agreement, Ascentaur received (i) a fee of $10,000 per month for a period of nine (9) months from the effective date of the consulting agreement, (ii) a lump sum fee of $90,000 upon the closing of the sale of the Suisun City Operations business segment and (iii) reimbursement for reasonable and customary business expenses incurred in connection with Ascentaur’s performance under the consulting agreement.

Asset Sale

On December 19, 2019, the Company and DropCar Operating entered into the Asset Purchase Agreement with DC Partners, Spencer Richardson and David Newman. DC Partners was a New York limited liability company managed by Spencer Richardson and David Newman. The Asset Purchase Agreement provided that DC Partners would purchase from DropCar Operating substantially all of the assets and certain specified liabilities of the Company business prior to the Merger, for a purchase price consisting of (i) the cancellation of any liabilities pursuant to the employment agreements by and between DropCar Operating and each of Mr. Richardson and Mr. Newman, respectively (except as otherwise set forth in (x) a Termination and Release Agreement to be entered into between the Company and each of Mr. Richardson and Mr. Newman and/or (y) Section 3(h) of the employment agreements, which relates to indemnification with respect to services as a director of the Company) and (ii) the assumption of all liabilities or obligations of the Company (x) relating to or arising out of workers’ compensation claims of any employee which relate to events occurring prior to the closing of the Asset Sale Transaction and (y) arising under or relating to the assigned contracts pursuant to the Asset Purchase Agreement. On May 28, 2020, the parties to the Asset Purchase Agreement entered into Amendment No. 1 to the Asset Purchase Agreement (the “Asset Purchase Agreement Amendment”), which Asset Purchase Agreement Amendment (i) provided for the inclusion of up to $30,000 in refunds associated with certain insurance premiums as assets being purchased by DC Partners, (ii) amended the covenant associated with the funding of the Company’s business, such that the Company provided the Company business with additional funding of $175,000 at the closing of the transactions contemplated by the Asset Purchase Agreement and (iii) provided for a current employee of the Company being transferred to DC Partners to provide transition services to the Company for a period of three months after the closing of the transactions contemplated by the Asset Purchase Agreement. The Asset Purchase Agreement closed on May 28, 2020, immediately following the consummation of the Merger.

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Private AYRO Related Party Transactions

Royalty Agreement

On March 1, 2017, Private AYRO entered into the Outsourced CVO Services Agreement with Sustainability Initiatives, LLC (“SI”) that is controlled by Mr. Okonsky, a founder of Private AYRO, and Mr. Adams, a founder of Private AYRO and a current AYRO board member, in its effort to accelerate the start-up of Private AYRO’s operations. In return for acceleration assistance and SI providing services of the Chief Visionary Officer role, pursuant to the agreement, Private AYRO paid a monthly retainer of $6,000 per month. On a quarterly basis, Private AYRO also remitted to SI a royalty of a percentage (see table below) of its revenues less the retainer amounts for the measurement quarter paid. In connection with this agreement, Private AYRO granted 95,438 options to purchase shares of Private AYRO common stock at an exercise price of $2.446 per share under the Private AYRO Equity Plan, which was subsequently cancelled in December 2019.

Royalty Percentage
Revenues
$0 - $25,000,000	3.0%
$25,000,000 - $50,000,000	2.0%
$50,000,000 - $100,000,000	1.0%
Over $100,000,001	0.5%

SI was also granted a right to nominate up to two members of Private AYRO’s board of directors.

In addition, on April 1, 2017, Private AYRO and SI entered into a fee-for-service agreement, pursuant to which SI agreed to provide accounting and financial, graphics and marketing services to Private AYRO, based on the market-standard hourly rates as set forth in the agreement.

Effective as of January 1, 2019, Private AYRO agreed to an amendment to the Outsourced CVO Services Agreement to reduce the royalty percentage to a flat 0.5% for all revenue levels. In connection to this amendment, Private AYRO granted each of Mr. Okonsky and Mr. Adams an additional 190,876 options to purchase $3.48 per share, pursuant to the Private AYRO Equity Plan, which options were fully vested as of September 30, 2019 and subsequently cancelled in December 2019.

Effective as of October 14, 2019, Private AYRO and SI terminated the Outsourced CVO Services Agreement, and as consideration for SI to terminate the agreement, Private AYRO issued 231,778 shares of Private AYRO common stock to SI (or its designees).

In December 2019, the Private AYRO, SI, Christian Okonsky and Mark Adams agreed to cancel (i) the options to purchase 95,438 shares of Private AYRO common stock previously granted to SI in March 2017 and (ii) the options to purchase an aggregate of 381,752 shares of Private AYRO common stock previously granted to Mr. Okonsky and Mr. Adams in connection with the amendment to the Outsourced CVO Services Agreement to reduce the royalty percentages, in exchange for 434,529 shares of Private AYRO common stock.

For the years ended 2017, 2018, and 2019 prior to termination, Private AYRO paid SI $60,000, $187,494 and $60,000, respectively, pursuant to the Outsourced CVO Services Agreement, and $123,538, $36,694 and $1,275, respectively, pursuant to the fee-for service agreement for accounting and financial, graphics and marketing services.

Consulting Agreement

On January 15, 2019, Private AYRO entered into a fee-for-service-based agreement with Sustainability Consultants, LLC (“SCLLC”), an entity that is controlled by Mr. Adams, John Constantine and Will Steakley, who were principal stockholders of Private AYRO, in an effort to support the strategic direction of Private AYRO. The duties of SCLLC include (a) participating in strategic advisory conference calls with management; (b) making introductions to interested parties of strategic value; (c) advising Private AYRO on capital structure; and (d) acting as ambassadors to promote the company within the Central Texas community. In 2019, SCLLC received five-year warrants to purchase an aggregate of 177,924 shares of Private AYRO common stock at a $7.33 exercise price and 67,488 shares of the Private AYRO common stock in connection with the services rendered.

Loan from SI

In January 2019, Private AYRO received $50,000 in a short-term loan from SI. The short-term loan did not bear any interest. The amount was repaid in March 2019.

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Adams Note, Amendment, Lock-Up Agreement and Guarantee

On October 14, 2019, Mr. Adams, a current member of the Board, was issued a secured promissory note in the aggregate principal amount of $500,000, in exchange for funding $100,000 to Private AYRO on or before October 15, 2019, and $400,000 on or before October 24, 2019. The note was secured by a first lien security interest in all of the assets of Private AYRO and accrued interest at 14% per annum, until the promissory note was repaid. The note was to mature on the earlier of March 12, 2020, or the date that is three business days following the closing of a reverse merger transaction involving Private AYRO.

On December 13, 2019, Private AYRO and Mr. Adams entered into an amendment to the promissory note, extending the maturity date of the note to April 30, 2021. As consideration, Private AYRO issued 136,340 shares of common stock to Mr. Adams. Such shares are subject to a six-month lock-up period.

AYRO has not paid any principal on the promissory note, but has paid all accrued interest timely as per the terms of the note. As of September 30, 2020, the aggregate principal amount of $500,000 and accrued interest was fully paid.

In April 2020, Private AYRO issued a secured promissory note in the aggregate amount of $600,000 to an investor of Private AYRO, pursuant to which Mark Adams entered into a personal guaranty for up to $300,000 of amounts owing under such secured loan, and, in connection therewith, Private AYRO agreed to grant to each of the investor and Mark Adams a number of shares of Private AYRO common stock that will convert into two percent (2%) of the aggregate issued and outstanding shares of DropCar immediately post-Merger. The entire principal balance of the loan plus accrued interest was paid off upon closing of the Merger.

Cenntro Agreement

In April 2017, Private AYRO entered into a Manufacturing Licensing Agreement with Cenntro, that provides for its four-wheel sub-assemblies to be licensed and sold to Private AYRO for final manufacturing and sale in the United States.

In 2017, Private AYRO executed a Stock Purchase Agreement with Cenntro for eight hundred eighteen thousand forty (818,040) shares of Private AYRO’s common stock. As consideration, Cenntro contributed cash of $50,000, raw material inventory items valued at $92,061 and supply chain tooling and assembly line development and ramp-up valued at $307,939. As of December 31, 2019, Cenntro owned approximately 13.73% of Private AYRO’s outstanding common stock on a fully-diluted basis.

In 2017, Private AYRO executed a supply chain contract with Cenntro. Currently, AYRO purchases 100% of its four-wheel vehicle chassis, cabs and wheels through this supply chain relationship with Cenntro. Contract terms are industry-standard and reflect arms-length market pricing and other relevant terms.

In 2018, Private AYRO purchased supply-chain tooling to be placed in Cenntro’s facility with a promissory note to Cenntro for the cost. The tooling note was repaid in full in March 2019.

In December 2019, Cenntro agreed to convert $1,100,000 of its accounts receivable due from Private AYRO into 299,948 shares of Private AYRO’s Series Seed 3 Preferred Stock. As of March 31, 2020 and December 31, 2019, the amounts outstanding to Cenntro for trade accounts payable were $69,824 and $133,117, respectively.

20

EXECUTIVE COMPENSATION

Unless otherwise indicated, the disclosures in this section regarding the Company’s common stock or securities convertible into common stock for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Reverse Split, and the disclosures in this section regarding Private AYRO’s common stock or securities convertible into common stock of Private AYRO for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Exchange Ratio and the Reverse Split.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of November 9, 2020:

Name	Age	Position with the Company
Rodney C. Keller, Jr.	62	Chief Executive Officer and President
Curtis Smith	52	Chief Financial Officer
Brian Groh	62	Chief of Business Development
Richard Perley	56	Chief Marketing Officer

Please see the biography of Mr. Keller on page 7 of this Proxy Statement.

Curtis Smith. Mr. Smith, 52, in addition to serving as the Company’s Chief Financial Officer, served as Private AYRO’s chief financial officer from March 2018 until the closing of the Merger. Mr. Smith has been a CPA for more than 25 years with experience in public accounting and executive level experience in financial, operations and IT systems management. From November 2015 through February 2018, Mr. Smith served as the chief financial officer for LAC Group, a private equity-backed portfolio company, responsible for all aspects of strategic planning, investor relations, treasury management, finance, accounting, HR and IT. Prior to LAC Group, he served as a consultant to various private companies regarding their financial and operational affairs. From November 2010 to February 2013, he served as the chief financial officer of AgileAssets, a software developer building transportation asset management enterprise software. Mr. Smith was instrumental in developing the SaaS-business model for AgileAssets. Prior to AgileAssets, Mr. Smith served as Vice President-Finance and Administration for Troux Technologies. Prior to Troux Technologies, he served as Director of Finance and Director of Operations with Verio (Nasdaq: VRIO), a 55+ company rollup and was instrumental in both the rollup as well as the company’s successful IPO in 1998. Mr. Smith holds a B.B.A in accounting from Texas A&M University.

Brian Groh. Mr. Groh, 61, in addition to his role as the Company’s Chief of Business Development, served as Private AYRO’s contracted Chief of Business Development from September 2019 until the closing of the Merger. Mr. Groh is an executive and entrepreneur with over thirty-five years’ experience in technology start-ups, accelerated growth and large corporations, with an extensive experience in negotiations, mergers and acquisitions, in addition to establishing mutually beneficial and long-term partner relationships. Mr. Groh was the founder and chief executive officer of public companies for over twenty years in various technology companies in the cellular, tablet and mobile computing sectors. Since January 2018, Mr. Groh has been on the Board of Advisors Meghraj Capital International, an international banking advisory, fiduciary services and consulting company headquartered in the British Isles that manages over $100 billion in client assets. Mr. Groh also serves on the board of WellSmith, an Austin-based digital platform company for population health management of chronic diseases that has partnered with Cone Health, a private, not-for-profit, healthcare delivery system. From August 2015 to January 2018, Mr. Groh was employed as General Manager of Business Development at Wistron Corporation, a Taiwanese global technology engineering and manufacturing leader, and was responsible for creating Wistron’s smart product business development operations in North America. From October 2008 until July 2015, Mr. Groh served as General Manager of Business Development of Wistron as a contractor and oversaw the growth of Wistron’s smartphone business where he was successful in securing over $7 billion in contacts. From 2005 until 2008, Mr. Groh provided consulting services to a number of high tech companies in Canada and the United States. Prior to working with Wistron, Mr. Groh founded and served as CEO of Xplore Technologies Corp. from 1995 to September 2005, a global rugged tablet provider, and Mr. Groh spearheaded Xplore’s initial public offering and acquisitions, raising more than $70 million in funding. From 1986 to 1995, Mr. Groh founded and served as the CEO of Telular Canada, an innovative wireless data company with patented rights from its U.S. counterpart, Telular Corporation. Mr. Groh led Telular Canada’s $18 million initial public offering in 1992 and acquisition of 20% of Telular Corporation that had a $40 million market cap at the time. Less than one year after the acquisition, Telular Corporation conducted its initial public offering as a $400 million market cap company. From 1985 until 1989, Mr. Groh was the Founder and CEO of Roadway Communications, one of Canada’s first cellular phone dealers.

21

Richard Perley. Mr. Perley, 55, in addition to serving as the Company’s Chief Marketing Officer, served as Private AYRO’s contracted Chief Marketing Officer from September 2019 until the closing of the Merger, and previously from October 2018 through April 2019. Mr. Perley is an experienced technology executive and entrepreneur who has led successful marketing, product management, business development and operational teams over a thirty-two-year career. He has extensive experience in high-growth, early-stage technology/innovation companies in the consumer, commercial, industrial and government sectors. From February 2018 through August 2018, and from May 2019 through August 2019, Mr. Perley founded and was a managing director and Chief Marketing Officer of PerlTek, a technology consulting firm providing marketing, product management and business development services to a range of companies from the healthcare, cybersecurity and blockchain industries. From September 2015 to January 2018, Mr. Perley served as Vice President, Business Development for Wistron Corporation. Mr. Perley helped create Wistron’s smart product business development operations in North America where major account customer acquisition opportunities expanded by 20 times during Mr. Perley’s employment. From September 2015 to January 2018, Mr. Perley was Chief Marketing Officer and Managing Partner of Kinetex, LLC, an integrated product marketing, launch, sales and strategic planning accelerator for B2B and B2C companies in North America and Western Europe he co-founded. Prior to Kinetex, Mr. Perley served as VP of Marketing and Services for Augmentix and Xplore Technologies (co-founder), both rugged field computing companies. He was instrumental in driving accelerated product, market and revenue growth for both organizations which ultimately were successfully sold to larger entities. Mr. Perley was also a Director at Motorola where he led wireline marketing and sales team. He has an honors Business Degree from McMaster University, Ontario Canada.

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our senior management, subject to the review and approval of our Board. Our Board has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. In 2020, we designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and other key employees with those of our stockholders by motivating our executive officers and other key employees to increase stockholder value.

Summary Compensation Table

The following table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2019 and 2018 by the Company’s (i) former Chief Executive Officer and (ii) the two most highly compensated former executive officers other than the former Chief Executive Officer who were serving as an executive officer at the end of the 2019 fiscal year and whose salary, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Spencer Richardson	2019	299,010	75,000	-	106,722	3,600	484,332
Former Chief Executive Officer (2)	2018	273,471	387,500	1,621,983	100,000	26,957	2,409,911
David Newman	2019	299,010	75,000	-	106,722	3,600	484,332
Former Chief Business Development Officer (3)	2018	273,471	395,972	1,621,983	100,000	27,233	2,418,659
Paul Commons	2019	45,692	5,000	-	-	180,000	230,692
Former Chief Financial Officer (4)	2018	208,152	15,000	-	234,139	-	457,291

(1)	The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 9 the financial statements included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2020, as amended.
(2)	Mr. Richardson served as Chief Executive Officer of Private DropCar until taking over as Chief Executive Officer of the Company upon the 2018 Merger, and as Chief Executive Officer of DropCar until his resignation at the effective time of the Merger on May 28, 2020.
(3)	Mr. Newman served as Chief Business Development Officer of Private DropCar until taking over as Chief Business Development Officer of the Company upon the 2018 Merger, and as Chief Business Development Officer of DropCar until his resignation at the effective time of the Merger on May 28, 2020.
(4)	Mr. Commons served as Chief Financial Officer of the Company upon the 2018 Merger. His employment terminated effective February 28, 2019.

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Narrative Disclosure to Summary Compensation Table

Employment Agreement with Spencer Richardson

In connection with the 2018 Merger, the Company entered into an employment agreement with Mr. Richardson pursuant to which he served as the Company’s Chief Executive Officer until his resignation at the effective time of the Merger. The employment agreement provided for an initial term of three (3) years with automatic one (1) year renewals. The employment agreement provided for the following cash-based compensation: (a) an annual base salary equal to $275,000, subject to a 10% increase per year; (b) a bonus payment of $250,000 in connection with the closing of the 2018 Merger; (c) quarterly bonuses of at least $12,500; (d) milestone bonus payments based on the Company’s achievement of certain specified milestones; and (e) allowances for automobile, medical and dental.

Mr. Richardson was also entitled to annual option grants equivalent to 1% of the outstanding shares of the Company. Subject to continued employment through each vesting date, these annual grants would vest and become exercisable with respect to 1/8th of the shares on each 90th day following the date of grant; provided that all options would vest on a change of control of the Company. In addition to annual option grants, Mr. Richardson was eligible to receive additional option grants based on the Company’s achievement of certain specified milestones.

In the event that Mr. Richardson’s employment with the Company was terminated (a) by the Company without “cause” (including as a result of death or disability) following the end of the initial term, (b) by Mr. Richardson for “good reason”, or (c) due to non-renewal of the initial term by the Company, then the Company would pay or provide (x) 24 months’ of salary continuation, (y) $100,000 (such amount representing the guaranteed quarterly bonus for 24 months), and (z) to the extent unvested, full acceleration of the vesting of any outstanding options.

In addition, Mr. Richardson entered into a non-solicitation and non-competition agreement that applies during the term of employment and for 12 months thereafter.

At the effective time of the Merger, Mr. Richardson tendered his resignation from his positions as officer and director of the Company. Pursuant to (i) Section 3(e) of an employment agreement, dated as of September 6, 2017, by and between the Company and Mr. Richardson, on January 30, 2020, Mr. Richardson was entitled to receive a grant of options to purchase shares of the Company’s stock in an amount equal to 1% of the then-outstanding shares of Company common stock on a fully diluted basis (which would have been equal to options to purchase 25,140 shares). Such grant was not issued due to a lack of shares available for issuance pursuant to DropCar’s Amended and Restated 2014 Equity Incentive Plan. Following approval of the AYRO, Inc. 2020 Long-Term Incentive Plan by the stockholders of the Company and prior to the consummation of the Merger and in lieu of the January 30, 2020 options at the request of Mr. Richardson, the Company issued to Mr. Richardson a grant of 12,500 restricted shares. Such shares were granted pursuant to an exemption from registration pursuant to Rule 506(b) of Regulation D.

Employment Agreement with David Newman

In connection with the 2018 Merger, the Company entered into an employment agreement with Mr. Newman pursuant to which he served as the Company’s Chief Business Development Officer until his resignation at the effective time of the Merger. The employment agreement provided for an initial term of three (3) years with automatic one (1) year renewals. The employment agreement provided for the following cash-based compensation: (a) an annual base salary equal to $275,000, subject to a 10% increase per year; (b) a bonus payment of $250,000 in connection with the closing of the 2018 Merger; (c) quarterly bonuses of at least $12,500; (d) milestone bonus payments based on the Company’s achievement of certain specified milestones; and (e) allowances for automobile, medical and dental.

Mr. Newman was also entitled to annual option grants equivalent to 1% of the outstanding shares of the Company. Subject to continued employment through each vesting date, these annual grants would vest and become exercisable with respect to 1/8th of the shares on each 90th day following the date of grant; provided that all options would vest on a change of control of the Company. In addition to annual option grants, Mr. Newman was eligible to receive additional option grants based on the Company’s achievement of certain specified milestones.

In the event that Mr. Newman’s employment with the Company was terminated (a) by the Company without “cause” (including as a result of death or disability) following the end of the initial term, (b) by Mr. Newman for “good reason”, or (c) due to non-renewal of the initial term by the Company, then the Company would pay or provide (x) 24 months’ of salary continuation, (y) $100,000 (such amount representing the guaranteed quarterly bonus for 24 months), and (z) to the extent unvested, full acceleration of the vesting of any outstanding options.

In addition, Newman entered into a non-solicitation and non-competition agreement that applied during the term of employment and for 12 months thereafter.

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At the effective time of the Merger, Mr. Newman tendered his resignation from his positions as officer and director of the Company. His resignation did not contain any statements describing disagreements with the Company related to its operations, policies or practices, nor did any disagreements lead to his resignation. Pursuant to (i) Section 3(e) of an employment agreement, dated as of September 6, 2017, by and between the Company and Mr. Newman, on January 30, 2020, Mr. Newman was entitled to receive a grant of options to purchase shares of the Company’s stock in an amount equal to 1% of the then-outstanding shares of Company common stock on a fully diluted basis (which would have been equal to options to purchase 25,140 shares). Such grant was not issued due to a lack of shares available for issuance pursuant to DropCar’s Amended and Restated 2014 Equity Incentive Plan. Following approval of the AYRO, Inc. 2020 Long-Term Incentive Plan by the stockholders of the Company and prior to the consummation of the Merger and in lieu of the January 30, 2020 options at the request of Mr. Newman, the Company issued to Mr. Newman a grant of 12,500 restricted shares. Such shares were granted pursuant to an exemption from registration pursuant to Rule 506(b) of Regulation D.

Employment Agreement with Paul Commons

On January 22, 2018, the Company entered into an employment agreement with Mr. Commons pursuant to which Mr. Commons agreed to serve as the Company’s Chief Financial Officer. The employment agreement provided for an initial term of three (3) years with automatic one (1) year renewals. The employment agreement for Mr. Commons provided for an annual base salary equal to $220,000 and quarterly bonuses equal to $5,000. Mr. Commons was also entitled to annual option grants equivalent to 1% of the outstanding shares of the Company. Subject to continued employment through each vesting date, these annual grants would vest and become exercisable with respect to 1/3 of the shares on the first anniversary of the effective date of the employment agreement, with the remaining 2/3 vesting in equal installments on a quarterly basis beginning on the last day of the next calendar quarter after the date on which the initial 1/3 of the shares vested.

In the event that Mr. Commons’ employment with the Company was terminated (a) by the Company without “cause” or (b) by Mr. Commons for “good reason” at any time during the 90 days following the effective date of the employment agreement, then for the nine month period following the termination date, the Company agreed to continue to pay to Mr. Commons (i) one-twelfth of his annual base salary each month and (ii) his quarterly bonus payments.

In addition, Mr. Commons entered into a non-solicitation and non-competition agreement that applied during the term of employment and for 12 months thereafter.

Mr. Commons’ employment as the Company’s Chief Financial Officer terminated on February 28, 2019. Upon such termination, Mr. Commons was entitled to receive $180,000 in severance payments, which was equal to nine months of his salary and three quarterly bonus payments equal to $5,000 each.

Private AYRO’s Executive Officer Compensation

The following is a discussion of the material components of the executive compensation arrangements of Private AYRO’s named executive officers, comprised of (1) Private AYRO’s principal executive officer, (2) Private AYRO’s next two most highly compensated executive officers other than the principal executive officer and (3) up to two additional individuals for whom disclosure would have been provided pursuant to clause (2) but for the fact that such individual was not serving as an executive officer on December 31, 2019. Immediately following the effective time of the Merger, the Board appointed Rodney C. Keller, Jr. as the Company’s Chief Executive Officer and President, Curtis Smith as the Company’s Chief Financial Officer, Brian Groh as the Company’s Chief of Business Development, and Richard Perley as the Company’s Chief Marketing Officer.

Private AYRO’s named executive officers for 2019 were as follows:

●	Rodney C. Keller, Jr., President and Chief Executive Officer;
●	Curt Smith, Chief Financial Officer;
●	Brian Groh, Chief of Business Development; and
●	Richard Perley, Chief Marketing Officer

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Summary Compensation Table – Private AYRO

The following table sets forth total compensation paid to the named executive officers of Private AYRO for the years ended December 31, 2018 and 2019. The option amounts listed below take into account the Exchange Ratio and the Reverse Split.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Grants ($) (1)		All other compensation ($)		Total ($)
Rod Keller	2018	$250,000	$0	$48,000	(5)	$0		298,000
Chief Executive Officer	2019	$250,000	$0	$398,750	(6)	$0		$648,750

Curt Smith (2)	2018	$158,333	$0	$160,000		$0		$318,333
Chief Financial Officer	2019	$200,000	$20,000	$182,000		$0		$402,000

Brian Groh (3)	2018	$0	$0	$0		$0		$0
Chief of Business Development	2019	$58,331	$0	$214,000		$0		$272,331

Richard Perley (4)	2018	$66,664	$3,333	$0		$4,600	(7)	$74,597
Chief Marketing Officer	2019	$118,752	$10,000	$214,000		$25,817	(8)	$368,569

(1)	Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Private AYRO provided information regarding the assumptions used to calculate the value of all stock awards and option awards made to its executive officers in Note 9 to the audited consolidated financial statements for the year ended December 31, 2018 contained the Company’s Amendment No. 1 to its Form S-4, filed with the SEC on April 24, 2020.
(2)	Mr. Smith was appointed Chief Financial Officer of Private AYRO effective March 8, 2018.
(3)	Mr. Groh was appointed Chief of Business Development of Private AYRO effective September 16, 2019.
(4)	Mr. Perley served as Private AYRO’s contracted Chief Marketing Officer since September 2019 until the closing of the Merger, and previously served in the same position from October 2018 through April 2019.
(5)	In November 2018, Mr. Keller was granted options to purchase 75,000 shares of Private AYRO’s common stock at an exercise price of $0.667 per share as annual board service compensation. The fair market value of the options at the time of the grant was $48,000, and the options vested quarterly over a twelve-month period. After giving effect to the Exchange Ratio and the Reverse Split, such Private AYRO options became the right to purchase 20,451 shares of the Company’s common stock at an exercise price of $2.45.
(6)	In November 2019, Mr. Keller was granted options to purchase 75,000 shares of Private AYRO’s common stock at an exercise price of $1.10 per share as annual board service compensation. The fair market value of the options at the time of the grant was $80,250, and the options vested quarterly over a twelve-month period. In 2019, Mr. Keller was granted an additional option to purchase 350,000 shares of Private AYRO’s common stock at an exercise price of $0.95 per share by Private AYRO’s board for his services as an executive officer. The fair market value of the options at the time of the grant was $318,500, and the options vested one-sixth every six months. After giving effect to the Exchange Ratio and the Reverse Split, such Private AYRO options for such grants became options to purchase 20,451 and 95,438 shares of the Company’s common stock at exercise prices of $2.45 and $3.48, respectively.
(7)	In 2018, pursuant to the independent contractor agreement with Mr. Perley, doing business as Perltek, Mr. Perley was granted five-year warrants to purchase 5,454 shares of Private AYRO’s common stock at an exercise price of $7.33 per share. The value of the warrants at the time of issuance was $4,600. After giving effect to the Exchange Ratio and the Reverse Split, such Private AYRO warrants became warrants to purchase 1,487 shares of the Company’s common stock at an exercise price of $26.88.
(8)	In 2019, pursuant to the independent contractor agreement with Mr. Perley, doing business as Perltek, Mr. Perley was granted five-year warrants to purchase 28,631 shares of Private AYRO’s common stock at an exercise price of $7.33 per share. The value of the warrants at the time of issuance was $25,817. After giving effect to the Exchange Ratio and the Reverse Split, such Private AYRO warrants became warrants to purchase 7,807 shares of the Company’s common stock at an exercise price of $26.88.

Narrative Disclosure to Summary Compensation Table – Private AYRO

Private AYRO had entered into employment agreements with each of Mr. Keller and Mr. Smith. Pursuant to the Merger Agreement, as a condition to the closing of the Merger, immediately prior to the effective time of the Merger, (i) the employment agreement between Private AYRO and Mr. Keller then in effect was terminated, and the Company entered into a new executive employment agreement with Mr. Keller, effective upon completion of the Merger, and (ii) Private AYRO entered into an amendment to the current executive employment agreement with Mr. Smith, effective upon completion of the Merger.

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Each of Mr. Groh and Mr. Perley provided services as a contractor to Private AYRO pursuant to an independent contractor agreement Private AYRO entered into with the respective entity controlled by Mr. Groh and Mr. Perley.

The material terms of the employment agreements and the independent contractor agreements with the named executive officers of Private AYRO are summarized below.

Executive Employment Agreements with Rodney C. Keller, Jr.

Pre-Merger Keller Employment Agreement

Pursuant to his employment agreement, effective November 13, 2017, and to subsequent actions by Private AYRO’s board of directors, Mr. Keller was entitled to a base salary of $250,000 and a target annual bonus in the amount of 50% of his annual base salary. The target annual bonus was based on Mr. Keller’s performance, as determined by the Private AYRO board of directors in its sole discretion, based on agreed upon certain milestones. Mr. Keller was eligible to participate in Private AYRO’s 2017 Long Term Incentive Plan (the “Private AYRO Equity Plan”) subject to the discretion of the Private AYRO board of directors if and when the Private AYRO board of directors determined to make a grant to him.

Post-Merger Keller Employment Agreement

Pursuant to the Merger Agreement, effective upon consummation of the Merger and as a condition to the closing of the Merger, immediately prior to the effective time of the Merger, the Company entered into an executive employment agreement with Mr. Keller (the “Keller Employment Agreement”). Pursuant to the Keller Employment Agreement, Mr. Keller agreed to serve as the chief executive officer of the Company and as a director for the one-year initial term commencing upon effective time of the Merger, which term shall be automatically renewed for a successive one-year term, unless earlier terminated by either party upon four months’ written notice or terminated otherwise as set forth in the new employment agreement. Mr. Keller agreed to also serve as a director of the Company.

The Keller Employment Agreement provides that Mr. Keller is entitled to a base salary of $250,000, which may be increased at the discretion of the Board but may not be decreased without Mr. Keller’s consent. Mr. Keller is also eligible to receive for fiscal years during the term of his employment periodic bonuses up to 50% of his annual base salary upon achievement of target objectives and performance criteria, payable on or before March 15 of the fiscal year following the fiscal year to which the bonus relates. Except upon termination by the Company without cause or upon non-renewal, or by Mr. Keller for good reason, Mr. Keller shall be entitled to a bonus for a year, subject to achievement of the performance criteria, if he is employed by the Company as of December 31 for the year to which services to which the bonus applies were performed. Targets and performance criteria shall be established by the Board after consultation with Mr. Keller, but the evaluation of Mr. Keller’s performance shall be at the Board’s sole discretion.

As soon as administratively practicable after the closing date of the Merger, the Company agreed to grant Mr. Keller an award of 1,514,354 restricted stock units (giving effect to the Exchange Ratio and Reverse Split), equivalent to 5% of the issued and outstanding shares of Company common stock on a fully diluted basis, subject to the terms and conditions of the Company’s equity plan and form of restricted stock unit award agreement, which terms shall include (i) forfeiture of any unvested restricted stock units on termination of employment for any reason; and (ii) vesting of the restricted stock units as follows: (A) 33.33% will vest upon the Company’s receipt of purchase orders for at least 500 AYRO vehicles to be sold to Club Car in calendar year 2020 with specified quarterly targets, provided, that (1) on or before December 16, 2019, a definitive written agreement with respect to such purchase is executed, and at least $1,000,000 of the purchase has been received by the Company; (2) on the closing date of the Merger, Private AYRO secures borrowing based on a line of credit of $4,000,000 to support inventory purchase flow in line with the Company’s 2020 budget; (3) the Merger closes on or before April 23, 2020 and the Company receives additional funding of at least $5,000,000 by the closing date of the Merger; (4) in the event the closing date of the Merger is after January 25, 2020, Private AYRO and the investors mutually agree on the earlier release of approved funding of at least $500,000; and (5) the Company receives additional funding from third parties of at least $1,500,000 on or before September 30, 2020; (B) an additional 33.33% on the date that, in addition to the conditions set forth in (A), the Company enters into a definitive written agreement with Club Car or Ingersoll Rand on or before May 31, 2020, that results in a minimum equity investment of $1,500,000, and publicly discloses such investment; and (C) the remainder on the date that the Company achieves a minimum average valuation of 25% higher for twenty out of the thirty calendar days following the end of the first full quarter after the closing date of the Merger than the Company’s valuation on the date of the Merger, provided that the conditions set forth in (A) have been achieved by such date.

On September 29, 2020, the Company and Mr. Keller entered into an amendment (the “Keller Amendment”) to the Keller Employment Agreement. The Keller Amendment (i) changed the form of certain equity awards from restricted stock units to shares of restricted common stock of the Company, (ii) modified certain vesting conditions that apply to the restricted stock award as described in the Keller Employment Agreement and (iii) reduced the number of shares of restricted stock to be granted to Mr. Keller by the number of stock options to be granted to him by the Company contemporaneously with the Keller Amendment. Pursuant to the Keller Amendment, on September 29, 2020, the Company granted Mr. Keller 651,250 shares of restricted stock and options to purchase 459,468 shares of common stock at an exercise price of $3.17 per share. One-third of the shares underlying the options will vest on the first anniversary of the date of grant, and the remaining optioned shares will vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Keller has remained continuously employed by or has been providing services to the Company through the applicable vesting date.

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The Company may terminate Mr. Keller’s employment for cause at any time after providing written notice to Mr. Keller, and without cause with thirty days’ written notice. Mr. Keller may terminate his employment without good reason at any time upon thirty days’ written notice or with good reason, which requires delivery of a notice of termination within ninety days after Mr. Keller first learns of the existence of the circumstances giving rise to good reason, and failure of the combined company to cure the circumstances giving rise to the good reason within thirty days following delivery of such notice.

If the Company terminates Mr. Keller’s employment for cause or if Mr. Keller resigns, Mr. Keller shall receive, within thirty days of such termination, any accrued but unpaid base salary and expenses required to be reimbursed, and all vested outstanding stock options will remain exercisable until the earlier of expiration of the option’s term or the date that is two years following the termination.

If Mr. Keller’s employment is terminated due to his death or disability, Mr. Keller or his estate will receive the accrued obligation Mr. Keller would have received upon termination by the Company for cause or by Mr. Keller by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination.

If the Company terminates Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason, Mr. Keller is entitled to receive the accrued obligation Mr. Keller would have received upon termination by the Company for cause or by Mr. Keller by resignation, and any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. In addition, subject to compliance with the restrictive covenants set forth in the Keller Employment Agreement and the execution of a release of claims, the Company will pay the following severance payments and benefits: (1) an amount equal to twelve months’ base salary, payable in equal monthly installments over a twelve-month severance period; (2) an amount equal to the greater of (x) the most recent annual bonus earned by Mr. Keller, (y) the average of the immediately preceding two year’s annual bonuses earned by Mr. Keller, or (z) if Mr. Keller’s termination of employment occurs during the first calendar year of the initial employment term before any annual bonus for a full twelve-month period of service has been paid, then the target bonus Mr. Keller is eligible for under the employment agreement; provided that no bonus amount shall be payable if the bonuses for the year of termination are subject to achievement of performance goals and such performance goals are not achieved by the combined company for such year; provided further that the bonus amount shall be paid at the same time bonuses would be payable under the employment agreement as if Mr. Keller was actively employed; (3) all outstanding stock options and restricted stock unit awards granted shall be fully and immediately vested, to the extent not previously vested and shares with respect to the restricted stock unit awards that become vested under the employment agreement shall be delivered within ten days of termination; and (4) continued healthcare coverage under the group health plan at the same cost, if any, imposed on active employees of the Company, until the earlier of (x) the expiration of the severance period or (y) the date Consolidated Omnibus Budget Reconciliation Act of 1986 coverage terminates or expires.

If the Company terminates Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason in connection with or within 24 months following a change in control (as defined in the Company’s 2020 Long-Term Equity Incentive Plan), Mr. Keller shall receive the severance payments and benefits he would receive in the event that the Company terminates Mr. Keller’s employment without cause or upon non-renewal or by Mr. Keller for good reason set forth above, but instead of twelve months’ base salary, Mr. Keller will receive twenty-four months’ base salary over a twelve-month severance period and double the bonus amount he would have received without change in control.

The Keller Employment Agreement also contains certain standard noncompetition, non-solicitation, non-disparagement, confidentiality, and assignment of inventions requirements for Mr. Keller.

Executive Employment Agreement with Curtis Smith

Pre-Merger Smith Employment Agreement

Pursuant to his employment agreement, effective March 8, 2018, and to subsequent actions by Private AYRO’s board of directors, Curtis E. Smith was entitled to a base salary of $200,000 and a target annual bonus in the amount of 25% of his annual base salary. The target annual bonus was based on Mr. Smith’s performance, as determined by Private AYRO’s board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by Private AYRO’s board of directors. Mr. Smith was eligible to participate in the Private AYRO Equity Plan, subject to the discretion of Private AYRO’s board of directors, if and when the board of directors determined to make a grant to him. Pursuant to Mr. Smith’s employment agreement, as consideration for entering into the employment agreement, Private AYRO granted nonqualified options to acquire 109,072 shares of Private AYRO common stock (giving effect to the Exchange Ratio and Reverse Split) with an exercise price of $2.446 in March 2018.

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Smith Employment Agreement Amendment

On May 28, 2020, immediately prior to the effective time of the Merger, Private AYRO entered into an amendment to its executive employment agreement with Mr. Smith (the “Smith Amendment”). The Smith Amendment provides that if Mr. Smith’s employment is terminated upon either party’s failure to renew or by Mr. Smith without good reason, then all of Mr. Smith’s vested, outstanding stock options will remain exercisable until the earlier of the expiration of the option’s term or the date that is two years following the termination. The Smith Amendment further provides that if Mr. Smith’s employment is terminated by Private AYRO without cause or by Mr. Smith for good reason, then all outstanding equity awards granted to Mr. Smith pursuant to his employment agreement shall be fully and immediately vested, to the extent not previously vested, and all of his then vested, outstanding stock options shall remain exercisable until the earlier of the expiration of the options’ term or the date that is two years following termination. On September 29, 2020, Mr. Smith was awarded options to purchase 169,906 shares of our common stock, at an exercise price of $3.17 per share. One-third of the shares underlying the options will vest on the first anniversary of the date of grant, and the remaining optioned shares will vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Smith has remained continuously employed by or has been providing services to the Company through the applicable vesting date.

Independent Contractor Agreement with Brian Groh

Private AYRO and 2196005 Ontario, Inc., an Ontario corporation owned and controlled by Mr. Groh (the “Groh Entity”), entered into an independent contractor agreement, on September 16, 2019. Pursuant to the agreement, the Groh Entity agreed to provide services as chief of business development for a term of 12 months.

Private AYRO paid the Groh Entity $8,333 per month, based on 50% normal business hours utilization, upon receipt of invoice. Such amount may have been increased or decreased based on actual hours worked. Private AYRO was to pay to the Groh Entity quarterly management by objectives (“MBO”) targeted at $12,500 per quarter, based on MBOs mutually agreed upon by the parties, payment of which was scheduled to commence after the completion of the Merger. The Groh Entity was also eligible to participate in a commission pooling plan with the other sales team participants. Pursuant to the independent contractor agreement, Private AYRO granted Mr. Groh options to purchase 54,536 shares of Private AYRO common stock pursuant to the Private AYRO Equity Plan, with such share numbers giving effect to the Exchange Ratio and Reverse Split

Either the Groh Entity or Private AYRO may have terminated the independent contractor agreement at any time and for any reason with 90 days’ advance written notice.

If Private AYRO terminated the contract for cause or the Groh Entity terminated the contract without good reason, the Groh Entity would have received its earned fees, commissions and quarterly MBO payment. If the contract was terminated by the Groh Entity for good reason or by Private AYRO without cause, the Groh Entity would have received its earned fees, commissions and quarterly MBO payment and continued payments of fees, quarterly MBO payment and commissions owned based on the mutually agreed commission plan for six months following their termination date in an aggregate amount equal to the greater of (1) the Groh Entity’s monthly fees, quarterly MBO and qualifying commissions for the year in which the termination date occurs, or (2) the Groh Entity’s monthly fees, quarterly MBO and qualifying commissions averaged for 6 months prior to the termination date. In addition, pursuant to the option award agreements executed upon each option grant made to Mr. Groh, upon termination by Private AYRO not for cause (as defined in such option agreements), Mr. Groh may have exercised the options vested as of the date of his termination by the earlier of (i) the date that was 3 months following Mr. Groh’s termination or (ii) the expiration date (unless being exercised by his estate).

The agreement also contained certain standard non-solicitation, confidentiality, indemnification and assignment of work products.

On September 29, 2020, Mr. Groh was awarded options to purchase 56,147 shares of our common stock.at an exercise price of $3.17 per share. One-third of the shares underlying the options will vest on the first anniversary of the date of grant, and the remaining optioned shares will vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Perley has remained continuously employed by or has been providing services to the Company through the applicable vesting date.

Independent Contractor Agreement with Richard Perley

Private AYRO and Mr. Perley, doing business as PerlTek, entered into an independent contractor agreement on August 27, 2018. Pursuant to the agreement, Mr. Perley served as Private AYRO’s Vice President, Product Management and Marketing.

The initial term was for 12 months. Effective September 4, 2018, Private AYRO was to pay Mr. Perley a monthly retainer of $16,667/month, and Mr. Perley was to receive a quarterly bonus for the period September 4, 2018, through December 31, 2018, targeted at $13,333 for the first quarter and $10,000 per quarter thereafter based on MBOs mutually agreed upon by the parties and subject to Private AYRO’s performance. Pursuant to the independent contractor agreement, Private AYRO granted Mr. Perley five-year warrants to purchase 4,545 shares (with such share numbers giving effect to the Exchange Ratio and Reverse Split) of Private AYRO common stock per month at $7.33 per share; by the time the initial independent contractor relationship was terminated in April 2019, Mr. Perley had received warrants to purchase a total of 34,085 shares of Private AYRO common stock, with such share numbers giving effect to the Exchange Ratio and Reverse Split. The initial independent contractor relationship between Private AYRO and Mr. Perley was terminated in April 2019.

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On September 9, 2019, Private AYRO appointed Mr. Perley as Chief Marketing Officer. Private AYRO was to pay Mr. Perley $8,333 per month, based on 50% normal business hours utilization, upon receipt of invoice. Such amount may have been increased or decreased based on actual hours worked. Private AYRO was to pay Mr. Perley quarterly MBO targeted at $12,500 per quarter, based on MBOs mutually agreed upon by the parties, payment of which will commence after the completion of the Merger. Mr. Perley was also eligible to participate in a commission pooling plan with the other sales team participants. Pursuant to the independent contractor agreement, Private AYRO granted Mr. Perley options to purchase 54,536 shares of Private AYRO common stock pursuant to the Private AYRO Equity Plan, with such share numbers giving effect to the Exchange Ratio and Reverse Split.

Either Mr. Perley or Private AYRO may have terminated the independent contractor agreement at any time and for any reason with 90 days’ advance written notice.

If Private AYRO terminated the contract for cause or if Mr. Perley terminated the contract without good reason, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment. If the contract was terminated by Mr. Perley for good reason or by Private AYRO without cause, Mr. Perley would have received his earned fees, commissions and quarterly MBO payment and continued payments of fees, quarterly MBO payment and commissions owned based on the mutually agreed commission plan for six months following their termination date in an aggregate amount equal to the greater of (1) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions for the year in which the termination date occurred, or (2) Mr. Perley’s monthly fees, quarterly MBO and qualifying commissions averaged for 6 months prior to the termination date. In addition, pursuant to the option award agreements executed upon each option grant made to Mr. Perley, upon termination by Private AYRO not for cause (as defined in such option agreements), Mr. Perley may have exercised the options vested as of the date of his termination by the earlier of (i) the date that was 3 months following Mr. Perley’s termination or (ii) the expiration date (unless being exercised by his estate).

The agreement also contained certain standard non-solicitation, confidentiality, indemnification and assignment of work products.

On September 29, 2020, Mr. Perley was awarded options to purchase 56,147 shares of our common stock.at an exercise price of $3.17 per share. One-third of the shares underlying the options will vest on the first anniversary of the date of grant, and the remaining optioned shares will vest in twenty-four substantially equal monthly installments on each of the next twenty-four monthly anniversaries of the initial vesting date, provided that Mr. Perley has remained continuously employed by or has been providing services to the Company through the applicable vesting date.

Equity Compensation - Private AYRO

Private AYRO primarily offered stock options to Private AYRO’s named executive officers in addition to certain non-executive employees as the long-term incentive component of Private AYRO’s compensation program. Private AYRO’s stock options allowed employees to purchase shares of Private AYRO common stock at a price per share equal to the fair market value of Private AYRO common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. In the past, Private AYRO’s board of directors determined the fair market value of Private AYRO common stock based upon inputs including valuation reports prepared by third-party valuation firms from time to time. Generally, the stock options Private AYRO granted vested over three years, subject to the employee’s continued employment with Private AYRO on the vesting date. Additionally, named executive officers’ options vested over three years, with one-sixth (1/6) of the options vesting every six-months, commencing on the six-month anniversary of the grant date. On January 1, 2017, Private AYRO adopted the Private AYRO Equity Plan in order to facilitate the grant of equity incentives to directors, employees (including Private AYRO’s named executive officers) and consultants of Private AYRO and to enable Private AYRO to obtain and retain services of these individuals.

On March 8, 2018, Mr. Smith received a stock option to purchase 109,072 shares of Private AYRO common stock (with such share numbers giving effect to the Exchange Ratio and Reverse Split) as an inducement grant to enter into his employment agreement, pursuant to his employment agreement. The option vests over three years, with one-sixth (1/6) of the option vesting upon the six-month anniversary of the date of grant and the remainder vesting every six months thereafter, subject to Mr. Smith’s continued employment with Private AYRO on each vesting date. The options were granted with an exercise price per share of $2.446, which was equal to or greater than the fair market value per share of Private AYRO’s common stock at the time of the grant, as determined by Private AYRO’s board of directors. The option has a term of ten years from the date of grant.

On March 31, 2019, Mr. Keller received a discretionary grant of a stock option to purchase 95,438 shares of Private AYRO common stock, with such share numbers giving effect to the Exchange Ratio and Reverse Split. The option vests over three years, with one-sixth (1/6) of the option vesting upon the six-month anniversary of the date of grant and the remainder vesting every six months thereafter, subject to Mr. Keller’s continued employment with Private AYRO on each vesting date. The options were granted with an exercise price per share of $3.48, which was equal to or greater than the fair market value per share of Private AYRO common stock at the time of the grant, as determined by the Private AYRO board of directors. The option has a term of ten years from the date of grant.

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On March 31, 2019, Mr. Smith received a discretionary grant of a stock option to purchase 54,536 shares of Private AYRO common stock, with such share numbers giving effect to the Exchange Ratio and Reverse Split. The option vests over three years, with one-sixth (1/6) of the option vesting upon the six-month anniversary of the date of grant and the remainder vesting every six months thereafter, subject to Mr. Smith’s continued employment with Private AYRO on each vesting date. The options were granted with an exercise price per share of $3.48, which was equal to or greater than the fair market value per share of Private AYRO common stock at the time of the grant, as determined by the Private AYRO board of directors. The option has a term of ten years from the date of grant.

On September 30, 2019, 2019, pursuant to the independent contractor agreement, Mr. Groh received a discretionary grant of a stock option to purchase 54,536 shares of Private AYRO common stock, with such share numbers giving effect to the Exchange Ratio and Reverse Split. The option vests over three years, with one-sixth (1/6) of the option vesting upon the six-month anniversary of the date of grant and the remainder vesting every six months thereafter, subject to Mr. Groh’s continued employment with AYRO on each vesting date. The options were granted with an exercise price per share of $4.03, which was equal to or greater than the fair market value per share of Private AYRO common stock at the time of the grant, as determined by the Private AYRO board of directors. The option has a term of ten years from the date of grant.

On September 30, 2019, pursuant to the independent contractor agreement, Mr. Perley received a discretionary grant of a stock option to purchase 54,536 shares of Private AYRO common stock, with such share numbers giving effect to the Exchange Ratio and Reverse Split. The option vests over three years, with one-sixth (1/6) of the option vesting upon the six-month anniversary of the date of grant and the remainder vesting every six months thereafter, subject to Mr. Perley’s continued employment with Private AYRO on each vesting date. The options were granted with an exercise price per share of $4.03, which was equal to or greater than the fair market value per share of Private AYRO’s common stock at the time of the grant, as determined by the Private AYRO board of directors. The option has a term of ten years from the date of grant.

The foregoing grants were made pursuant to the Private AYRO Equity Plan and option agreements under the Private AYRO Equity Plan. Certain awards granted to Private AYRO’s named executive officers may have been subject to accelerated vesting in certain circumstances pursuant to the option agreements for executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock outstanding owned by the named executive officers as of December 31, 2019.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or units of Stock that have not vested ($)
Spencer Richardson	13,268	-	8.10	12/23/2028	-	-
	3,715	6,192	11.60	01/30/2029	-	-
David Newman	13,268	-	8.10	12/23/2028	-	-
	3,715	6,192	11.60	1/30/2029	-	-
Paul Commons	-	-	-	-	-	-

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Outstanding Equity Awards at Fiscal Year-End – Private AYRO

The following table sets forth information concerning the outstanding equity awards that were previously awarded to each of Private AYRO’s named executive officers and which remained outstanding as of December 31, 2019. Private AYRO did not have any equity incentive plans other than the Private AYRO Equity Plan. As of the date hereof, there are no share-based award plans for any of Private AYRO’s named executive officers or directors. Unless otherwise noted, option grants vest one-sixth (1/6) per six-month anniversary from grant date.

Named Executive Officer or Director	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price	Option expiration date
Rod Keller	181,787	(1)	90,893		-	$2.446	November 12, 2027
President, Chief Executive Officer and Director	20.451	(2)	-		-	$2.446	November 12, 2027
	10,907	(3)	-		-	$2.449	November 30, 2027
	20,451	(4)	-		-	$2.446	November 12, 2028
	15,906	(5)	31,813	(5)	-	$3.484	March 30, 2029
	-		20,451	(6)		$3.924	November 12, 2028

Curt Smith	54,536	(7)	54,536	(7)	-	$2.446	March 11, 2029
Chief Financial Officer	9,089	(8)	45,447	(8)	-	$3.484	March 30, 2029
					-
Brian Groh	-		54,536	(9)	-	$4.034	September 29, 2029
Chief of Business Development
					-
Richard Perley	-		54,536	(9)	-	$4.034	September 29, 2029
Chief Marketing Officer

(1)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of November 13, 2017.
(2)	These options vest over twelve months, with one-quarter (1/4) of the options vesting every three months, commencing on the three-month anniversary of November 13, 2017.
(3)	These options are 100% vested upon issuance on December 1, 2017.
(4)	These options vest over twelve months, with one-quarter (1/4) of the options vesting every three months, commencing on the three-month anniversary of November 13, 2018.
(5)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 31, 2019.
(6)	These options vest over twelve months, with one-quarter (1/4) of the options vesting every three months, commencing on the three-month anniversary of November 13, 2018.
(7)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 12, 2019.
(8)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of March 31, 2019.
(9)	These options vest over three years, with one-sixth (1/6) of the options vesting every six months, commencing on the six-month anniversary of September 30, 2019.

Change in Control Agreements

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Narrative Disclosure to Summary Compensation Table” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

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Incentive Plans

AYRO, Inc. 2020 Long-Term Incentive Plan

On April 21, 2020, our Board adopted the AYRO, Inc. 2020 Long-Term Incentive Plan (the “Plan”), subject to stockholder approval, which was obtained on May 28, 2020. Our outside directors and our employees, including the principal executive officer, principal financial officer and other named executive officers, and certain contractors are all eligible to participate in the Plan. For description of the Plan, see “Description of the Plan” under Proposal 5 on Page 40 of this Proxy Statement.

Old AYRO Incentive Plans

AYRO, Inc. 2017 Long Term Incentive Plan (the “Private AYRO Equity Plan”)

Pursuant to the Merger Agreement, effective as of the effective time of the Merger, the Company assumed the Private AYRO Equity Plan, assuming all of Private AYRO’s rights and obligations with respect to the options issued thereunder. Immediately thereafter, the Company terminated the Private AYRO Equity Plan.

The Private AYRO Equity Plan, effective as of January 1, 2017, allowed for the granting of a variety of equity-based awards to provide Private AYRO with flexibility in attracting and retaining key employees, consultants, and nonemployee directors and to provide such persons with additional incentive opportunities designed to enhance Private AYRO’s profitable growth. Consequently, the Private AYRO Equity Plan primarily provided for the granting of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, other stock-based awards, or a combination of the foregoing.

Authorized Shares. At inception, a total of 125,000 shares of Private AYRO common stock (without giving effect to the Exchange Ratio or the Reverse Split) that occurred immediately after the effective time of the Merger, were authorized for issuance under the Private AYRO Equity Plan. The Private AYRO Equity Plan was amended from time to time to increase the maximum number of shares authorized for issuance under the Private AYRO Equity Plan. A total of 6,410,000 shares of common stock were authorized under the Private AYRO Equity Plan, without giving effect to the Exchange Ratio or the Reverse Split that occurred immediately after the effective time of the Merger.

Plan Administration. As permitted by the terms of the Private AYRO Equity Plan, the Private AYRO board of directors delegated administration of the Private AYRO Equity Plan to the compensation committee of Private AYRO’s board of directors (the “Private AYRO Committee”). As used herein with respect to the Private AYRO Equity Plan, the term “Private AYRO Committee” refers to any committee Private AYRO’s board of directors may have appointed to administer the Private AYRO Equity Plan as well as to the board of directors itself. Subject to the provisions of the Private AYRO Equity Plan, the Private AYRO Committee had the power to construe and interpret the Private AYRO Equity Plan and awards granted under it and to determine the persons to whom and the dates on which awards would have been granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may have been exercised, the exercise price, the type of consideration to have been paid, and the other terms and provisions of each award, which need not have been identical. All decisions, determinations and interpretations by the Private AYRO Committee regarding the Private AYRO Equity Plan and any awards granted under it were final, binding and conclusive on all participants or other persons claiming rights under the Private AYRO Equity Plan or any award.

Options. Options granted under the Private AYRO Equity Plan may (i) either have been “incentive stock options” within the meaning of Section 422 of the Code, or “nonqualified stock options,” and (ii) became exercisable in cumulative increments (“vest”) as determined by the Private AYRO Committee. Such increments may have been based on continued service to Private AYRO over a certain period of time, the occurrence of certain performance milestones, or other criteria as determined by the Committee. Options granted under the Private AYRO Equity Plan may have been subject to different vesting terms. The Private AYRO Committee generally had the power to accelerate the time during which an option may have vested or have been exercised. Options may not have had an exercise price per share of less than 100% (110% in the case of a participant who owned more than 10% of the combined voting power of Private AYRO or an affiliate (a “10% Stockholder”)) of the fair market value of a share of Private AYRO common stock on the date of grant or a term longer than ten years (five years in the case of a 10% Stockholder). To the extent provided by the terms of an option, a participant may have satisfied any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Private AYRO to withhold a portion of the stock otherwise issuable to the participant upon exercise, or by such other method as may be set forth in the option agreement or authorized by the Private AYRO Committee. The treatment of options under the Private AYRO Equity Plan upon a participant’s termination of employment with or service to Private AYRO were set forth in the applicable award agreement, which typically provided that the options will terminate three months after a termination of employment or service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Non-qualified stock options are transferable to certain permitted transferees (as provided in the AYRO Equity Plan) to the extent included in the option award agreement.

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Restricted Stock and Restricted Stock Unit Awards. Subject to certain limitations, the Private AYRO Committee was authorized to grant awards of restricted stock and restricted stock units, which were rights to receive shares of Private AYRO common stock or cash, as determined by the Private AYRO Committee and as set forth in the applicable award agreement, upon the settlement of the restricted stock units at the end of a specified time period. The Private AYRO Committee may have imposed any restrictions or conditions upon the vesting of restricted stock or restricted stock unit awards, or that delay the settlement of a restricted stock unit award after it vests, that the Private AYRO Committee deemed appropriate and in accordance with the requirements of Section 409A of the Code and the regulations and other authoritative guidance issued thereunder. Dividend equivalents may have been credited in respect of shares covered by a restricted stock or a restricted stock unit award, as determined by the Private AYRO Committee. At the discretion of the Private AYRO Committee, such dividend equivalents may have been converted into additional shares covered by restricted stock or restricted stock units, as applicable. If a restricted stock or restricted stock unit award recipient’s employment or service relationship with Private AYRO terminated, any unvested portion of the restricted stock or restricted stock unit award would be forfeited, unless the participant’s award agreement provided otherwise. Restricted stock and restricted stock unit awards are generally not transferable except (i) by will or by the laws of descent and distribution or (ii) to certain permitted transferee, to the extent provided in the award agreement.

Other Awards. Other awards permitted under the Private AYRO Equity Plan included stock appreciation rights, bonus stock, dividend equivalents, and other stock-based awards that were denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to Private AYRO common stock.

Certain Adjustments; Change in Control. In connection with any reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or other change in Private AYRO’s capital structure, the Private AYRO Committee would have appropriately adjusted the type(s), class(es) and number of shares of common stock subject to the Private AYRO Equity Plan (and the other share limits contained therein), and any outstanding awards would also be appropriately adjusted as to the type(s), class(es), number of shares and exercise price per share of common stock subject to such awards.

In the event of a “Change in Control” (as defined in the Private AYRO Equity Plan), the Private AYRO Committee would have approved, without the consent or approval of any participant, one or more of the following alternatives with respect to outstanding awards under the Private AYRO Equity Plan: (i) accelerate the time at which outstanding awards may be exercised, whether in full or in part, or for a limited period of time on or before a specified date after which date all unexercised awards and all rights of holders thereunder shall terminate; (ii) require the surrender of some or all of a participant’s outstanding awards, upon which such awards shall be cancelled and the participant shall receive an amount in cash equal to the positive difference, if any, between the underlying stock’s then current fair market value over the award’s exercise or purchase price, as applicable; or (iii) make such adjustments to outstanding awards as the Private AYRO Committee deemed appropriate to reflect such Change in Control. Any determination of the Private AYRO Committee with regard to any outstanding awards under the Private AYRO Equity Plan in connection with a Change in Control would be final, binding and conclusive.

Amendment, Termination. Private AYRO’s board of directors may have amended, altered, suspended, discontinued, or terminated the Private AYRO Equity Plan, provided that no such amendment would have adversely affected the rights of any participant without the participant’s consent.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2019 with respect to our equity compensation plans under which our equity securities are authorized for issuance, giving effect to the Reverse Split:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plan approved by security holders	76,079	$72.15	9,989
Total	76,079	$72.15	9,989

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Equity Compensation Plan Information – Private AYRO

The following table provides information regarding the number of securities that were to be issued under the Private AYRO Equity Plan, the weighted-average exercise price of options issued under the Private AYRO Equity Plan and the number of securities that were remaining available for future issuance under the Private AYRO Equity Plan, in each case as of December 31, 2019, giving effect to the Exchange Ratio and Reverse Split:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,214,789	$2.9749	533,089
Equity compensation plans not approved by security holders	-	-	-
Total	1,214,789	$2.9749	533,089

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Friedman LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2019, and the independent auditor’s reports on those financial statements, with management and with our independent auditors, Friedman LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Friedman LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letters from Friedman LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountants’ communication with the Audit Committee concerning independence. The Audit Committee concluded that Friedman LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in AYRO’s Annual Report on Form 10-K for fiscal year 2019, as amended, that was filed with the SEC.

AUDIT COMMITTEE

Greg Schiffman (Chairman)

Joshua Silverman

Zvi Joseph

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firms. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firms without obtaining specific pre-approval from the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by EisnerAmper LLP in 2018 and Friedman LLP in 2019 were pre-approved by the Audit Committee.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF Friedman LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Friedman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to stockholder ratification. Friedman LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2019. The Audit Committee has reviewed the independence of Friedman LLP as auditor and its performance over the fiscal year ended December 31, 2019. The Audit Committee has concluded that Friedman LLP is independent and that it is in the best interests of the Company and its shareholders to retain Friedman LLP as independent auditor for 2020.

Representatives of Friedman LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

On July 3, 2019, the Board engaged Friedman LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2019. Prior to July 3, 2019, EisnerAmper LLP served as the Company’s independent registered public accounting firm since 2017.

The reports of EisnerAmper LLP on the Company’s financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph relating to the Company’s ability to continue as a growing concern.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2017, and in the subsequent interim period through July 3, 2019, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EisnerAmper LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EisnerAmper LLP, would have caused EisnerAmper LLP to make reference to the subject matter of the disagreement in their reports.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through July 3, 2019, neither the Company nor anyone on its behalf consulted with Friedman LLP, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Friedman LLP for the audit of the Company’s annual financial statements for the year ended December 31, 2019 and EisnerAmper LLP for the audit of the Company’s annual financial statements for the year ended December 31, 2018 and fees billed for other services rendered by Friedman LLP and EisnerAmper LLP and other professional accounting firms during those periods. The percentage of services set forth above in the category audit related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimus amount of non-audit services after the fact but before completion of the audit), was 100%.

	2019	2018
Audit Fees:(1)	$460,368	$421,373
Audit-Related Fees:(2)	2,800	59,986
Tax Fees:(3)	-	—
All Other Fees:(4)	-	—
Total	$463,168	$481,359

(1)	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with regulatory filings. In 2019, $460,368 was billed for audit fees, of which $320,368 was billed by EisnerAmper LLP in connection with regulatory filings and the remainder was billed by Friedman LLP in connection with regulatory filings. In 2018, $399,299 was billed for audit fees, of which $46,200 was billed by Marcum LLP in connection with regulatory filings and the remainder was billed by EisnerAmper LLP.

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(2)	Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.
(3)	Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with Friedman LLP in 2019 or EisnerAmper LLP in 2018.
(4)	All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board requests that stockholders ratify the appointment of Friedman LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2020. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will have the same effect as a vote against the approval of this proposal.

The Board recommends a vote FOR the ratification of the appointment of Friedman LLP.

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PROPOSAL 3

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles that underlie our compensation program. The Dodd-Frank Act enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our Board or upon a designated compensation committee of the Board; however, the Board values the opinions expressed by stockholders in their vote on this proposal and will review the voting results. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address these concerns.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion in this Proxy Statement, is hereby APPROVED.”

As required by the Dodd-Frank Act, this vote does not overrule any decisions by our Board and will not create or imply any change to or any additional fiduciary duties of the Board.

As further described in Proposal 4, the Board is asking the Company’s stockholders to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future say-on-pay proposals as required by Section 14A. Subject to adoption by the Board of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to Proposal 4 or otherwise, we currently expect to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2023.

Required Vote and Board Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal is required for approval of, on an advisory basis, the executive compensation. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have the same effect as a vote against the approval of this proposal, and broker non-votes will have no effect on the proposal.

The Board recommends that you vote “FOR” the advisory vote on executive compensation disclosed in this Proxy Statement, including the compensation tables and the related narrative disclosure.

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PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION TO BE PAID TO OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say-on-pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say-on-pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Corporate Governance” in this Proxy Statement for information about communicating with the Board.

Although this advisory vote on the frequency of the “say-on-pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

As required by the Dodd-Frank Act, this vote does not overrule any decisions by the Board, will not create or imply any change to or any additional fiduciary duties of the Board.

Required Vote and Board of Directors Recommendation

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes present in person or represented by proxy at the meeting and entitled to vote on the proposal will be deemed to be preferred by our stockholders. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the option of “every three years” for future advisory votes on executive compensation.

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PROPOSAL 5

APPROVAL OF AMENDMENT TO THE AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN

The Board is seeking the approval of our stockholders of an amendment to the AYRO, Inc. 2020 Long-Term Incentive Plan (the “Plan”), which was adopted by our board of directors on November 6, 2020, subject to stockholder approval (the “Amendment”). The Plan was originally approved by our board of directors on April 21, 2020, and by our stockholders on May 28, 2020. Under the Plan as originally adopted, we reserved 2,289,650 shares of our common stock for issuance as awards under the Plan. As of November 2, 2020, there were 389,023 shares remaining available for future issuance as awards under the Plan. The numbers contained in this proposal reflect the adjustments made to the Plan to give effect to the Reverse Split. The Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the Plan by an additional by 1,800,000, to a total of 4,089,650 shares of our common stock.

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Plan to meet our current and projected needs. Accordingly, it is the judgment of our board of directors that the Amendment is in the best interest of the Company and its stockholders. We believe that the Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Amendment and the Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the Plan, which is qualified in its entirety by reference to the full text of the Plan, as amended.

The board of directors recommends that the stockholders vote “FOR” the approval of the Amendment.

Summary of the Proposed Amendment

Our board of directors adopted the Amendment on November 6, 2020, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the Plan by an additional by 1,800,000, to a total of 4,089,650 shares of our common stock.

Description of the Plan

Purpose. The purpose of the Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors of the Company or any of our subsidiaries. The Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Plan was approved by our board of directors on April 21, 2020 (the “Effective Date”), subject to the Plan’s approval by our stockholders. The Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our board of directors. No award may be made under the Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the Plan is currently 2,289,650 shares, 100% of which may be delivered as incentive stock options. If the Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 1,800,000 shares for a total of 4,089,650 shares, 100% of which may be delivered as incentive stock options.

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Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the Plan. If an award under the Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option or other award granted under the Plan, the number of shares available for future awards under the Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The Plan shall be administered by our board of directors or such committee of the board as it designated by it to administer the Plan (the “Committee”). At any time there is no Committee to administer the Plan, any reference to the Committee is a reference to the board of directors. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Plan; establish and revise rules and regulations relating to the Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Plan. As of the record date, we had 25 employees, 3 contractors, and 6 non-employee directors who would be eligible for awards under the Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

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Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award (or freestanding SARs) or in conjunction with options granted under the Plan (or tandem SARs). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee will determine the terms of each SAR award at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR award, the times at which each SAR award will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of the restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring upon the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, units, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of such awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by our board of directors from time to time.

Awards granted under the Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any stock option to violate Section 422 or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Plan. Our board of directors may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Plan and any awards under the Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our board of directors regarding amendment or discontinuance of the Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Plan without the consent of the affected participant.

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Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

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If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

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Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the Plan and, thus, have a personal interest in the approval of the Plan.

New Plan Benefits

With respect to the increased number of shares reserved under the Plan pursuant to the Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our common stock is $2.59 per share based on the closing price of our common stock on November 2, 2020.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required for the approval of the Amendment.

The Board recommends that you vote “FOR” the approval of the Amendment.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

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SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664. The proposal must be received no later than July 12, 2021, after which date such stockholder proposal will be considered untimely. With respect to other shareholder proposals, management will be able to vote proxies in its discretion without advising shareholders in the 2021 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by us at our principal executive offices on or before September 25, 2021.

A copy of AYRO, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to AYRO, Inc., 900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664.

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ANNEX A

First AMENDMENT TO

AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO AYRO, INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of __________, 2020, is made and entered into by AYRO, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the AYRO, Inc. Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 1,800,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is four million eighty-nine thousand six hundred fifty (4,089,650) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

AYRO, INC.

By:
Name:
Title:

Signature Page to

First Amendment to

AYRO, Inc. Long-Term Incentive Plan

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ANNEX B

AYRO INC.

LONG-TERM INCENTIVE PLAN

The AYRO, Inc. Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of AYRO, Inc. a Delaware corporation (the “Company”), effective as of April 21, 2020 (the “Effective Date”), subject to approval by the Company’s stockholders.

Article 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control”

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (c) below;

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(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of the Plan.

2.11 “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means AYRO, Inc., a Delaware corporation, and any successor entity.

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2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or the Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 “Immediate Family Members” is defined in Section 15.7 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

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2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this AYRO, Inc. Long-Term Incentive Plan, as amended from time to time.

2.34 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.35 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.36 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.37 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.38 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.39 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.40 “Spread” is defined in Section 12.4(b) hereof.

2.41 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.42 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.43 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.43, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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2.44 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.44, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

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With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 11,448,253 shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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Article 6.

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

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(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

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6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

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6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

Article 7.

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

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7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

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Article 9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10.

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (d) the Option Price of each outstanding Award, (e) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (f) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

B-14

Article 14.

INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

B-15

15.6 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

B-16

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AYRO, Inc. Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Round Rock, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.10 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

A copy of this Plan shall be kept on file in the principal office of the Company in Round Rock, Texas.

***************

B-17

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 28, 2020, by its Chief Executive Officer pursuant to prior action taken by the Board.

AYRO, INC.

By:	/s/ Rodney Keller
Name:	Rodney Keller
Title:	Chief Executive Officer

B-18

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AYRO2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D26625-P46780 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AYRO, INC.

The Board of Directors recommends you vote FOR the following:

01) Rodney C. Keller, Jr.
02) Joshua Silverman
03) Wayne R. Walker
04) George Devlin
05) Sebastian Giordano
06) Zvi Joseph
07) Greg Schiffman

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote EVERY THREE YEARS for the following proposal:

	Every One Year	Every Two Years	Every Three Years	Abstain
4. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D26626-P46780

AYRO, INC.
Annual Meeting of Shareholders
December 17, 2020 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Joshua Silverman, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AYRO, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, EST on December 17, 2020, at the Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/AYRO2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side